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 The
Bear Stearns
 Funds

575 LEXINGTON AVENUE
NEW YORK, NY 10022
1.800.766.4111

Michael Minikes          Chairman of the Board
Doni L. Fordyce          President
Barry Sommers            Executive Vice President
Peter M. Bren            Trustee
Alan J. Dixon            Trustee
John R. McKernan, Jr.    Trustee
M.B. Oglesby, Jr.        Trustee
Stephen A. Bornstein     Vice President and
                         Secretary
Frank J. Maresca         Vice President and
                         Treasurer
Vincent L. Pereira       Assistant Treasurer

INVESTMENT ADVISER       COUNSEL
Bear Stearns Asset       Kramer Levin
Management Inc.          Naftalis & Frankel LLP
575 Lexington Avenue     919 Third Avenue
New York, NY 10022       New York, NY 10022
SUB-ADVISER              DISTRIBUTOR
INTERNATIONAL EQUITY     Bear, Stearns & Co. Inc.
PORTFOLIO                245 Park Avenue
Marvin & Palmer          New York, NY 10167
Associates, Inc.         TRANSFER AND DIVIDEND
1201 N. Market Street    DISBURSEMENT AGENT
Suite 2300               PFPC Inc.
Wilmington, DE 19801     Bellevue Corporate Center
ADMINISTRATOR            400 Bellevue Parkway
Bear Stearns Funds       Wilmington, DE 19809
Management Inc.          INDEPENDENT AUDITORS
575 Lexington Avenue     Deloitte & Touche LLP
New York, NY 10022       Two World Financial Center
CUSTODIAN                New York, NY 10281
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", and "STARS-Registered Trademark-" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poor's.

                                                                    BSF-R-015-04

S&P STARS
Portfolio

The Insiders
Select Fund

Large Cap
Value Portfolio

Small Cap
Value Portfolio

Focus List
Portfolio

Balanced Portfolio

International Equity
Portfolio

Annual Report
March 31, 1999

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                             LETTER TO SHAREHOLDERS

                                                                  April 30, 1999
Dear Shareholders:

We are pleased to present the annual report to shareholders for the S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Focus List Portfolio ("Focus List"), Balanced Portfolio ("Balanced") and International Equity Portfolio ("International Equity") (each a "Portfolio" and collectively the "Portfolios") for the fiscal year ended March 31, 1999. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and in the line graph sections of this report.

The twelve months ended March 31, 1999, were an extremely volatile period for the world's financial markets. The specter of ailing economies in Asia had haunted the markets since the summer of 1997, so that when Russia devalued its currency and defaulted on its debt in August 1998, nervous markets fell precipitously worldwide. In a classic "flight to quality" investors sought the safest investment they could find, namely U.S. Treasury bonds. The situation was made worse by fears of a major hedge fund collapse a month later. Stock markets worldwide plummeted in September and October, but then began a rapid recovery as central banks lowered interest rates and these problems were viewed as contained.

The U.S. market rally that started in the fall was fueled by investor appetite for growth stocks, particularly technology, communications and Internet-related stocks. On March 29, 1999 the Dow Jones Industrial Average closed above 10,000 for the first time and the broader averages flirted with their all-time highs. However, market activity was narrow. Roughly one-third of the performance of the Standard & Poor's 500 Composite Index, ("S&P 500 Index"), came from just two stocks, Microsoft Corp. and America Online Inc. The divergence between large- and small-cap stocks widened dramatically -- as indicated by the Russell 2000 Index's decline of more than 16% for the twelve month period and value stocks continued to languish.

Despite concerns about the market's lofty valuations, these new levels are supported by good economic news that is getting better. The U.S. economy is growing at a healthy 3-3 1/2% annual rate, and unemployment remains at near-historical lows with only a trace of inflation. Consumer spending, which accounts for two-thirds of Gross Domestic Product growth, is high, and so far in 1999 corporate profits have been much stronger than had been expected.

In addition to the supportive domestic backdrop, the international environment has improved. Brazil, which appeared on the verge of financial collapse early this year when it devalued its currency, has kept its head above water. Best of all, Asia appears to be on the mend. Japan is beginning to implement structural reforms that lead us to believe it may be able to pull itself out of recession, which provides support for other countries in Asia -- which, in turn, is good news for U.S. companies that do business overseas.

S&P STARS PORTFOLIO

For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of 27.46% (without giving effect to the sales charge), and Class B and C shares had a total return of 26.75% (without giving effect to the contingent deferred sales charge, or "CDSC")(1). The Portfolio's benchmark, the S&P 500 Index, returned 18.46% for the same period.

With a firm belief in the vital role technology will play in shaping business and economic growth, we were well represented in computer software and systems, communications and Internet stocks throughout the period. As of March 31, 1999, our largest holdings included Cisco Systems, Inc. (6.28% of net assets), EMC Corp. (4.41%), MCI Worldcom, Inc. (3.49%) and Sprint Corp. (PCS Group) (3.71%).

While they did not have the "sizzle" of technology and Internet-related issues, health care and pharmaceutical stocks were also strong performers over the twelve months. However, given the uncertainty about exposure to currency problems in world markets, the financial sector underperformed. Throughout the period, we reduced or reallocated exposures here toward companies with a more domestic orientation such as Staples, Inc. (2.96%) and Eaton Vance Corp. (0.74%).

MAINTAINING A FOCUS ON "GROWTH AT A REASONABLE PRICE"

Small and mid-cap stocks, regardless of their fundamental strengths or growth prospects, were left behind in the market rally. At the period's end, the small-cap sector was the cheapest it has been relative to large caps in decades. Our small-cap holdings included Consolidated Products, Inc. (1.08%), RehabCare Group, Inc. (0.82%) and the Gartner Group, Inc. (0.95%) -- all of which represent our strategy of investing in companies that have projected long-term growth rates well above that of the S&P 500 Index, but which are inexpensive by standard valuation measures.

Without a dramatic shift in sentiment, mid-cap and smaller issues are likely to perform better than large growth stocks in the immediate future. We believe that domestic economic growth and corporate earnings will be higher than anticipated, which should favor value stocks. On the other hand, well positioned large-cap growth issues will continue to offer investors relative predictability and consistent cash flow. Although we will continue to emphasize large-cap growth stocks, we will build additional positions in the small-cap sector, where we expect to to find more compelling opportunities that represent growth at a reasonable price.

THE INSIDERS SELECT FUND

For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of 0.29% (without giving effect to the sales charge), and Class B and C shares had a total return of (0.16)% (without giving effect to the CDSC)(2). The Portfolio's benchmark, the S&P MidCap 400 Index, returned 0.43% for the same period.

Throughout the first half of the Portfolio's fiscal year, volatility and weakness in mid- and small-cap stocks made it somewhat difficult to find companies with attractive insider situations. The financial sector was particularly hard hit as investors worried about the impact of a slowing economy and exposure to emerging markets. But as the stock market firmed in the fall, confidence returned and we bought Citigroup Inc. (3.78% of net assets). Our positions in technology and manufacturing companies such as United Technologies Corp. (4.45%) recovered and gained ground.

FINDING VALUE IN MARKET LAGGARDS

The tone of insider buying was generally mixed over the course of the Portfolio's fiscal year. While the August-September market correction created dramatically lower valuations, buying enthusiasm was dampened by market volatility. Moreover, sentiment throughout the period favored large-cap growth stocks -- and mid-cap value stocks lagged. As a result, many attractive situations in neglected sectors grew even more attractive as the period progressed.

As large-cap growth stocks led the market to new highs by the end of March, investors began to question valuations in some of these issues. While a powerful buying trend in value stocks and mid-cap stocks has not materialized, interest in these holdings has become far greater than it had been in some time. Consequently, having focused on companies with strong fundamentals and solid growth prospects, the Fund benefited from the strong relative performance of many of its larger holdings including WPP Group plc (5.69% of net assets), The Dun & Bradstreet Corp. (5.07%), United Technologies Corp., American Express Co. (4.38%) and Johnson & Johnson (4.11%) -- all of which posted strong gains in the first quarter of 1999.

We will continue to maintain our discipline of purchasing mid-to-large-cap value stocks with positive fundamentals and compelling insider buying and/or share repurchases. These stocks generally have much lower valuations than their respective index and tend to provide a defensive position in volatile markets. We believe this strategy will be particularly effective considering that the U.S. economy is expected to slow over the next few years.

LARGE CAP VALUE PORTFOLIO

For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of 3.68% (without giving effect to the sales charge) and Class B and Class C shares had a total return of 3.21% and 3.22%, respectively, (without giving effect to the CDSC)(3). The Portfolio's benchmark, the S&P 500 Index, returned 18.46% for the same period.

When Large Cap's fiscal year ended, leading stock market indices were very near their all-time highs. However, these levels primarily reflected a continuation of the pattern set in early 1998: Bigger is better, and big technology stocks are best of all. Investors favored these growth stocks despite their historically high valuations and ignored stocks with more favorable fundamentals. As a result, with technology representing roughly 20% of the S&P 500 Index at period's end, our underweighted position in this sector held back performance.

We have adhered to our strategy of seeking out stocks of companies exhibiting above-average growth that trade at discounts to the market of 25% or more, since we believe the market will ultimately reward these stocks with prices that reflect their inherent worth. While we have confidence in our approach, our performance has lagged the market by forces affecting all value managers.

In general, Large Cap has benefited from the relatively strong performance of its holdings in the financial services sector, which began to rally last fall when the Federal Reserve lowered interest rates. Given the high levels of employment and consumer confidence, our consumer-oriented stocks also had strong returns. For example, McDonald's Corp. (3.57% of net assets) performed well in the first quarter of 1999, reflecting the effects of a change in management eighteen months ago that has resulted in tighter cost controls, increased cash flow, an aggressive share repurchase program as well as an improved product -- all of which have enhanced shareholder value.

Although shares of The Bank of New York Co., Inc. (3.33%), one of our largest holdings, declined during the latest quarter due to acquisition costs, one of its purchases -- the Royal Bank of Scotland's custody unit -- makes The Bank of New York Co., Inc. the world's largest custodian. It is because of the bank's dominant position in its business and the kind of strong numbers we like to see, such as a lower expense ratio than its peers and bottom-line growth above the market's, that we are optimistic about its prospects.

A FOCUS ON EARNINGS GROWTH THAT EXCEEDS THE MARKET'S

As we begin the next fiscal year, we remain overweighted in financial stocks, a sector that we expect to generate earnings growth in excess of the market's over the next 12 to 24 months while selling at relative valuations well below its historic averages. In addition to The Bank of New York Co., Inc., examples include Citigroup Inc. (2.96%), which is beginning to see the benefits of the merger of Citicorp and Travelers, and PNC Bank Corp. (2.91%), a well-run regional bank selling at a discount to the market. We also remain biased toward consumer stocks, particularly those companies undergoing positive changes in their businesses, such as the auto makers, or those experiencing accelerating earnings growth, such as restaurants.

Although the Portfolio remains underweighted in technology, we expect that given the high valuations and volatility in this sector we will have opportunities to increase our exposure at more attractive valuations before year-end.

SMALL CAP VALUE PORTFOLIO*

For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of (20.26)% (without giving effect to the sales charge), and Class B and C shares had a total return of (20.63)% and (20.67)%, respectively, (without giving effect to the CDSC)(4). The Portfolio's benchmark, the Russell 2000 Index returned (16.20)% for the same period, and the Russell 2000 Value Index returned (22.03)%.

Although small-capitalization stocks rallied late last year, they still lag far behind large-capitalization issues. In fact, while the S&P 500 Index, which is dominated by large-cap growth stocks, rose by nearly 5% in the three months ending March 31, 1999, the Russell 2000 Index fell by more than 5%. These numbers highlight both the narrowness of the overall stock market and the growing disparity between large- and small-cap issues.

When components of the indices are broken out, the disparities between the growth and value sectors are apparent as well. For example, during the last quarter, the Russell 2000 Growth Index was down nearly 2% while the Russell 2000 Value Index dropped almost 10%. So although we have confidence in our holdings, the Portfolio has been pulled down by factors affecting all value managers, particularly those investing in small-cap stocks.

The same big question remains, just as it did last year: How long will these disparities continue, fueled as they are by investors' willingness to pay for earnings multiples in the high 20's for large/mega-cap stocks, while ignoring small caps -- particularly small-cap value stocks with roughly half these earnings multiples?

FUNDAMENTALS FAVOR SMALL-CAP STOCKS

We believe that the gap will close this year. However, a specific catalyst other than valuation remains elusive. As the Dow Jones Industrial Average broke through the 10,000-level, the concentration of strong performers seemed to beg for a broadening of gains by other types of companies. As we said in our last report, standard valuation measures show small-cap stocks at 20-year lows compared to large caps. These yardsticks include price-to-cash flow, price-to-earnings (both trailing and forward), price-to-book, and price-to-sales ratios. Ironically, this has occurred while two measures of internal operations and fundamentals and not market valuations -- return on equity and operating margins -- show a favorable trend for small-caps relative to large caps.

Our strategy continues to focus on investing in a limited number of high-quality small-cap companies with value characteristics combined with a catalyst that we believe should lead to higher stock prices. The Portfolio consists of 35 to 45 companies, with a concentration in the largest positions. These, our favorite holdings, include U.S. Franchise System, Inc. (6.92% of net assets), Steiner Leisure Ltd. (6.06%), Butler International, Inc. (5.36%) and Cox Radio, Inc. (3.89%). We have brought up our weighting in the technology sector by taking advantage of companies with positive fundamentals and outlook, but whose stocks are trading at multiples we believe do not value the companies at an appropriate price.

FOCUS LIST PORTFOLIO

For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of 29.47% (without giving effect to the sales charge), and Class B and C shares had a total return of 28.61% and 28.69%, respectively (without giving effect to the CDSC)(5). The Portfolio's benchmark, the S&P 500 Index returned 18.46% for the same period.

During the past twelve months, market sentiment favored the biggest and best-known growth stocks, particularly technology and Internet issues, which led the market to record levels at the end of March. The Portfolio's performance benefited from its holdings in these sectors, including America Online, Inc. (17.96% of net assets), EMC Corp. (8.22%) and Intel Corp. (3.33%). The Portfolio also participated in the rally in media and telecommunications stocks with positions in several of the largest players including Time Warner Inc. in the U.S. (4.87%) and Vodafone Group plc (5.12%), a leading global wireless network operator based in the U.K.

Lacking the size and glamour of these issues, virtually all other sectors lagged. Investors continued to favor growth and were willing to pay for it. By period's end, valuations in the market's favorites were stretched, and we expect to see interest in sectors beyond the favored few revive as the corporate profit recovery we have seen this year gathers steam.

MARKETS ON FIRMER FOOTING IN 1999

We are more optimistic about the prospects for the world's markets in 1999 than we were in 1998. Asian markets are on the rebound, and Brazil's financial problems have been contained. Although commodity prices are rising, we view this as a sign that economies are reviving, rather than as a harbinger of inflation. As a result, toward the end of the period, we added positions in energy and basic materials, two sectors with the potential to surprise on the upside as the climate improves.

BALANCED PORTFOLIO

For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of 4.07% (without giving effect to the sales charge), and Class B and C shares had a total return of 3.56% (without giving effect to the CDSC)(6). The Portfolio's benchmarks, the Lipper Balanced Fund Index and S&P 500 Index, returned 8.36% and 18.46%, respectively, for the same period. Following its balanced approach to investing, the Portfolio typically allocates between 40% and 60% of its assets to both equity and fixed income investments, with the exact percentage determined by an analysis of current economic and market conditions.

As a result of price appreciation in many holdings as the stock market rallied, the Portfolio maintained its bias toward stocks during the six months ending March 31, 1999. Large growth companies, particularly those in technology, remained the market leaders. As a result, our underweighted position in this sector held back performance. While earnings growth in this group will undoubtedly continue to outpace the market's, this positive outlook appears to be built into current valuations without taking into consideration the inherent volatility of earnings and prices.

Also affecting performance were declines in holdings such as Philip Morris Cos. Inc. (0.95% of net assets), which lost two unexpectedly large lawsuits in early 1999, and The Bank of New York Co., Inc. (1.47%), whose share price weakened on the announcement of several acquisitions. The largest, Royal Bank of Scotland's custody unit, makes The Bank of New York Co., Inc. the world's largest custodian. We are optimistic about the stock's prospects because of the bank's dominant position in its business and its strong numbers -- a higher efficiency ratio than its peers and bottom-line growth above the market's coupled with a lower P/E multiple.

Partially offsetting these disappointments was our overweighting in other sectors including consumer stocks, which generally performed well. McDonald's Corp. (1.83%), for example, had a strong quarter, reflecting the effects of a management change 18 months ago that has resulted in tighter cost controls, increased cash flow, an aggressive share repurchase program and an improved product, which have enhanced shareholder value.

FINDING VALUE IN FINANCIAL STOCKS

We have overweighted the stock portion of the Portfolio with financials, a sector we expect to generate earnings growth in excess of the market's over the next 12 to 24 months while selling at relative valuations well below their historical averages. We also remain biased toward consumer stocks, with an emphasis on companies undergoing positive changes in their businesses or experiencing accelerating earnings growth. While the Portfolio remains underweighted in technology, we expect that the sector's high valuations and its inherent volatility will create opportunities that meet our value criteria before year-end.

Toward the end of the period, the fixed income portion of the Portfolio benefited from its overweighting in agency and corporate issues, resulting from purchases we made last fall when spreads had widened substantially. These sectors have recovered as relative calm returned to the financial markets. We expect to continue to find opportunities as spreads narrow, although there probably will not be the same exaggerated upside potential as before. In general, we will continue to seek opportunities that build yield, while maintaining high credit quality and minimizing volatility.

INTERNATIONAL EQUITY PORTFOLIO**

For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of 9.97%(7) (without giving effect to the sales charge), and Class B and C shares had a total return of 9.48% (without giving effect to the CDSC)(7). The Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 6.06% for the same period.

The twelve month period ended March 31, 1999, was especially volatile for investors in international markets, which were clouded by lingering currency troubles in Asia and then battered by the summer meltdown of the Russian economy. This was followed later in the year by fears that the "Asian flu" would spread to Latin America. By year-end 1998, equity prices had declined significantly -- and no market was spared.

However, stability began to return in the fall and winter due to interest rate cuts by central banks worldwide. This helped ease pressures on Asian economies and also indicated the central banks' willingness to act to spur economic growth. In addition, an aid package from the International Monetary Fund provided Brazil with relief, and the Japanese government began to implement structural reforms.

During the twelve month period, we remained heavily invested in Europe, which as a region, was the most stable and had the most solid growth prospects. However, our industry emphasis shifted -- for example, away from large banks with heavy international exposure -- as conditions changed. In addition, as stability returned to the Asian markets, we gradually built exposure there.

CONFIDENCE BUILDS IN JAPAN

Over the period, we increased our holdings in Japan from approximately 3% to more than 20% by the end of March. We added to holdings in Fujitsu Ltd. (1.56% of net assets), a global supplier of information technology products, and Sony Corp. (1.99%) and added Softbank Corp. (0.47%), which markets computer software, networking products and services. As in other markets worldwide, technology and technology-related issues like these led the Japanese market higher. Markets in Singapore and Hong Kong also revived in early 1999. Given the healthier environment, we will consider building positions in Asia on a market-by-market basis.

By contrast, economic growth forecasts were lowered in Europe over the past twelve months. Early in the period, a strong consolidation trend and attractive valuations had created a positive environment, particularly for the financial sector, until the

Russian crisis hit last summer. This caused us to turn our attention to more domestically oriented sectors such as telecommunications, and we built positions in such companies as Vodafone Group plc (3.60%) and COLT Telecom Group plc (2.30%) in the U.K., France Telecom SA (1.03%) and Swisscom AG (0.54%).

As markets elsewhere strengthened, European markets did not recover as quickly. This was primarily due to concerns about the socialist posture of many European governments and to slowing economic growth resulting from the downturn in Asia. With the climate less positive as 1999 began, we reduced holdings in a number of the pharmaceutical and telecommunications issues that had performed so strongly in the recent past. With the ouster of the German Minister of Finance in March, the German market and others across the continent stabilized.

Looking ahead, we are optimistic that the environment in Europe will continue to improve as the consolidation trend in such industries as financial services and telecommunications continues. We also believe that the prospects for Asia are positive. Historically, however, the markets have not ignored conflicts or external events. Any expansion or escalation of the military action in Yugoslavia could have negative repercussions, not only in the European markets but worldwide.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce
Doni L. Fordyce
President
The Bear Stearns Funds

-------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
**International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
(1) For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of 20.46%, including the initial 5.50% maximum sales charge and Class B shares returned 21.75% including the 5.00% CDSC and Class C shares returned 25.75%, including the 1.00% CDSC.
(2) For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of (5.22)%, including the initial 5.50% maximum sales charge and Class B shares returned (4.90)%, including the 5.00% CDSC and Class C shares returned (1.11)%, including the 1.00% CDSC.
(3) For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of (2.02)%, including the initial 5.50% maximum sales charge and Class B shares returned (1.51)%, including the 5.00% CDSC and Class C shares returned 2.27% including the 1.00% CDSC.
(4) For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of (24.66)%, including the initial 5.50% maximum sales charge and Class B shares returned (24.40)%, including the 5.00% CDSC and Class C shares returned (21.43)%, including the 1.00% CDSC.
(5) For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of 22.35%, including the initial 5.50% maximum sales charge and Class B shares returned 23.61%, including the 5.00% CDSC and Class C shares returned 27.69%, including the 1.00% CDSC.
(6) For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of (1.63)%, including the initial 5.50% maximum sales charge and Class B shares returned (1.44)%, including the 5.00% CDSC and Class C shares returned 2.56%, including the 1.00% CDSC.
(7) For the fiscal year ended March 31, 1999, the Portfolio's Class A shares had a total return of 3.93%, including the initial 5.50% maximum sales charge and Class B shares returned 4.48%, including the 5.00% CDSC and Class C shares returned 8.48%, including the 1.00% CDSC.

Bear Stearns Asset Management Inc. waived all or a portion of its advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           CLASS A AND C SHARES(1)(2)(3)(6) VS. ITS BROAD-BASED INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               CLASS A SHARES    CLASS C SHARES     S&P 500 COMPOSITE INDEX
Apr. 5 1995                                                          $9,525.00        $10,000.00                    $10,000.00
                                                                    $10,571.43        $11,083.33                    $10,848.00
Sept. 30, 1995                                                      $11,444.45        $11,975.00                    $11,709.00
                                                                    $11,644.82        $12,170.34                    $12,411.00
Mar. 31, 1996                                                       $12,158.20        $12,691.32                    $13,074.00
                                                                    $12,304.88        $12,836.51                    $13,659.00
Sept. 30, 1996                                                      $13,282.76        $13,835.76                    $14,076.00
                                                                    $14,878.37        $15,471.38                    $15,247.00
Mar. 31, 1997                                                       $14,208.88        $14,763.54                    $15,653.00
                                                                    $16,411.13        $17,034.15                    $18,384.00
Sept. 30, 1997                                                      $19,353.33        $20,058.56                    $19,757.00
                                                                    $17,555.43        $18,171.88                    $20,323.94
Mar. 31, 1998                                                       $20,394.52        $21,081.93                    $23,158.89
                                                                    $21,569.24        $22,260.41                    $23,923.00
Sept. 30, 1998                                                      $19,056.42        $19,647.04                    $21,544.00
                                                                    $24,523.71        $25,254.31                    $26,131.00
Mar. 31, 1999                                                       $25,999.13        $26,722.00                    $27,433.00
Past performance is not predictive of future performance.
S&P STARS PORTFOLIO
Class A shares                                                         $25,999
Class C shares                                                          26,722
S&P 500 Composite Index                                                 27,433

                                 TOTAL RETURNS

                                       ONE YEAR ENDED            AVERAGE
                                       MARCH 31, 1999           ANNUAL(4)
                                     -------------------   -------------------
S&P STARS Portfolio(2)
    Class A shares(5)..............         20.46%                27.04%
    Class B shares(6)..............         21.75                 31.99
    Class C shares(7)..............         25.75                 27.92
    Class Y shares(3)..............         28.02                 26.60
S&P 500 Composite Index(1).........         18.46                 28.76

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which August 7, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of April 5, 1995 (commencement of investment operations) through March 31, 1999 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect, 5.50% and 4.75%, respectively, for each period shown. Without the applicable sales charge, the total returns would have been 27.46% and 28.61%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 26.75% and 35.01%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 5, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been 26.75%.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(6) VS. ITS BROAD-BASED INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               CLASS A SHARES    CLASS C SHARES     S&P MIDCAP 400 INDEX (1)
June 16, 1995                                                        $9,525.00        $10,000.00                    $10,000.00
                                                                     $9,579.40        $10,066.67                    $10,134.00
Sept 30, 1995                                                       $10,468.20        $10,975.00                    $11,123.00
                                                                    $10,801.00        $11,316.67                    $11,280.00
Mar 31, 1996                                                        $11,118.70        $11,633.30                    $11,974.00
                                                                    $11,682.50        $12,200.00                    $12,319.00
Sept 30, 1996                                                       $12,206.70        $12,733.33                    $12,681.00
                                                                    $13,109.80        $13,662.60                    $13,448.00
Mar 31, 1997                                                        $13,155.00        $13,691.00                    $13,249.00
                                                                    $15,194.10        $15,799.50                    $15,197.00
Sept 30, 1997                                                       $16,755.00        $17,387.90                    $17,639.00
                                                                    $16,995.90        $17,614.80                    $17,785.00
Mar 31, 1998                                                        $19,209.00        $19,874.30                    $19,743.00
                                                                    $19,122.56        $19,772.94                    $19,319.00
Sept 30, 1998                                                       $15,963.51        $16,478.77                    $16,525.00
                                                                    $18,573.54        $19,151.63                    $21,181.00
Mar 31, 1999                                                        $19,264.48        $19,839.17                    $19,828.00
Past performance is not predictive of future performance.
THE INSIDERS SELECT FUND
Class A shares                                                         $19,264
Class C shares                                                          19,839
S&P Midcap 400 Index                                                    19,828

                                 TOTAL RETURNS

                                       ONE YEAR ENDED            AVERAGE
                                       MARCH 31, 1999           ANNUAL(4)
                                     -------------------   -------------------
The Insiders Select Fund(2)
    Class A shares(5)..............         (5.22)%               18.86%
    Class B shares(6)..............         (4.90)                 6.72
    Class C shares(7)..............         (1.11)                19.79
    Class Y shares(3)..............          0.85                 20.71
S&P MidCap 400 Index(1)............          0.43                 19.77

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which June 20, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of June 16, 1995 (commencement of investment operations) through March 31, 1999 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect, 5.50% and 4.75%, respectively, for each period shown. Without the applicable sales charge, the total returns would have been 0.29% and 20.40%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (0.16)% and 9.90%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 6, 1998 was the initial public offering date) would have been higher than Class A shares and substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been (0.16)%.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           CLASS A AND C SHARES(1)(2)(3)(6) VS. ITS BROAD-BASED INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               CLASS A SHARES    CLASS C SHARES     S&P 500 COMPOSITE INDEX
Apr. 4 1995                                                          $9,525.00        $10,000.00                    $10,000.00
                                                                    $10,191.75        $10,683.33                    $10,800.00
Sept. 30, 1995                                                      $11,295.06        $11,825.00                    $11,700.00
                                                                    $11,915.10        $12,462.52                    $12,375.00
Mar. 31, 1996                                                       $12,034.41        $12,570.89                    $13,075.00
                                                                    $12,042.36        $12,562.55                    $13,150.00
Sept. 30, 1996                                                      $12,257.12        $12,770.96                    $14,095.00
                                                                    $13,626.63        $14,178.46                    $15,400.00
Mar. 31, 1997                                                       $13,892.10        $14,440.30                    $15,763.00
                                                                    $16,335.50        $16,955.40                    $18,600.00
Sept. 30, 1997                                                      $17,524.90        $18,162.20                    $19,895.00
                                                                    $17,858.50        $18,481.30                    $20,467.00
Mar. 31, 1998                                                       $20,008.60        $20,785.20                    $23,321.00
                                                                    $20,220.69        $20,976.42                    $24,091.21
Sept. 30, 1998                                                      $17,646.60        $18,280.95                    $21,694.71
                                                                    $20,584.76        $21,289.99                    $26,314.47
Mar. 31, 1999                                                       $20,763.85        $21,453.93                    $27,626.52
Past performance is not predictive of future performance.
LARGE CAP VALUE PORTFOLIO
Class A shares                                                         $20,764
Class C shares                                                          21,454
S&P 500 Composite Index                                                 27,627

                                 TOTAL RETURNS

                                       ONE YEAR ENDED            AVERAGE
                                       MARCH 31, 1999           ANNUAL(4)
                                     -------------------   -------------------
Large Cap Value Portfolio(2)
    Class A shares(5)..............         (2.02)%               20.14%
    Class B shares(6)..............         (1.51)                11.31
    Class C shares(7)..............          2.27                 21.04
    Class Y shares(3)..............          4.29                 19.98
S&P 500 Composite Index(1).........         18.46                 28.94

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which September 11, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of April 4, 1995 (commencement of investment operations) through March 31, 1999 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect, 5.50% and 4.75%, respectively, for each period shown. Without the applicable sales charge, the total returns would have been 3.68% and 21.62%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 3.21% and 14.62%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 28, 1998 was the initial public offering date) would have been higher than Class A shares and substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been 3.22%.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           CLASS A AND C SHARES(1)(2)(3)(6) VS. ITS BROAD-BASED INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               CLASS A SHARES    CLASS C SHARES    RUSSELL 2000 INDEX
Apr. 3 1995                                                          $9,525.00        $10,000.00            $10,000.00
                                                                    $10,342.56        $10,841.67            $10,901.00
Sept. 30, 1995                                                      $12,057.06        $12,625.00            $11,969.00
                                                                    $12,127.79        $12,673.20            $12,231.00
Mar. 31, 1996                                                       $12,797.08        $13,358.47            $12,852.00
                                                                    $14,240.48        $14,847.44            $13,511.00
Sept. 30, 1996                                                      $14,248.54        $14,822.06            $13,556.00
                                                                    $14,001.67        $14,552.87            $14,248.00
Mar. 31, 1997                                                       $14,294.60        $14,844.60            $13,512.00
                                                                    $16,600.07        $16,433.30            $15,697.00
Sept. 30, 1997                                                      $18,669.70        $19,337.30            $18,028.00
                                                                    $18,570.10        $19,212.30            $17,416.11
Mar. 31, 1998                                                       $20,993.50        $21,687.80            $19,213.00
                                                                    $20,300.71        $20,948.25            $18,334.00
Sept. 30, 1998                                                      $15,000.19        $15,461.90            $14,260.00
                                                                    $18,306.23        $18,834.14            $17,025.00
Mar. 31, 1999                                                       $16,739.39        $17,204.10            $16,100.00
Past performance is not predictive of future performance.
SMALL CAP VALUE PORTFOLIO
Class A shares                                                         $16,739
Class C shares                                                          17,204
Russell 2000 Index                                                      16,100

                                 TOTAL RETURNS

                                  ONE YEAR ENDED            AVERAGE
                                  MARCH 31, 1999           ANNUAL(4)
                                -------------------   -------------------
Small Cap Value Portfolio(2)
    Class A shares(5).........        (24.66)%               13.76%
    Class B shares(6).........        (24.40)                (8.58)
    Class C shares(7).........        (21.43)                14.54
    Class Y shares(3).........        (19.84)                13.97
Russell 2000 Index(1).........        (16.20)                12.65

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which June 22, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of April 3, 1995 (commencement of investment operations) through March 31, 1999 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect, 5.50% and 4.75%, respectively, for each period shown. Without the applicable sales charge, the total returns would have been (20.26)% and 15.15%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (20.63)% and (5.56)% respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 21, 1998 was the initial public offering date) would have been higher than Class A shares and substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been (20.67)%

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                CLASS A       CLASS B       CLASS C          S&P 500

                                                                    shares        shares        shares     Composite Index
12/31/97                                                         $9,450.00    $10,000.00    $10,000.00          $10,000.00
03/31/98                                                        $10,551.20    $11,150.00    $11,150.00          $11,394.88
09/30/98                                                         $9,512.34    $10,024.89    $10,024.89          $10,600.00
03/31/99                                                        $13,660.57    $13,940.00    $14,348.15          $13,497.90
Past performance is not predictive of future performance.
Focus List Portfolio
Class A shares                                                     $13,661
Class B shares                                                      13,940
Class C shares                                                     $14,348
S&P 500 Composite Index                                             13,498

                                 TOTAL RETURNS

                                       ONE YEAR ENDED            AVERAGE
                                       MARCH 31, 1999           ANNUAL(3)
                                     -------------------   -------------------
Focus List Portfolio(2)
  Class A shares(4)................         22.35%                28.22%
  Class B shares(5)................         23.61                 30.31
  Class C shares(6)................         27.69                 33.34
S&P 500 Composite Index(1).........         18.46                 27.00

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Focus List Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 1999.
(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been 29.47% and 34.14%, respectively, for each period shown.
(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge total returns would have been 28.61% and 33.28%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been 28.69%.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A, B AND C SHARES(1)(2)(3) VS. VARIOUS INDICES EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                                Class A shares    Class B shares    Class C shares
12/31/97                                                             $9,450.00        $10,000.00        $10,000.00
03/31/98                                                            $10,209.78        $10,791.86        $10,791.86
09/30/98                                                             $9,792.26        $10,325.17        $10,325.17
03/31/99                                                            $10,625.00        $10,776.00        $11,176.00
Past performance is not predictive of future performance.
Balanced Portfolio
                                                                Class A shares                             $10,625
                                                                Class B shares                              10,776
                                                                Class C shares                              11,176
S&P 500 Composite Index                                                                                     13,498
Lipper Balanced Fund Index                                                                                  11,693

                                                                   S&P 500         LIPPER BALANCED
                                                                 Composite Index          Fund Index
12/31/97                                                              $10,000.00          $10,000.00
03/31/98                                                              $11,384.88          $10,791.06
09/30/98                                                              $10,600.09          $10,321.13
03/31/99                                                              $13,497.90          $11,693.30
Past performance is not predictive of future performance.
Balanced Portfolio
S&P 500 Composite Index
Lipper Balanced Fund Index

                                 TOTAL RETURNS

                                       ONE YEAR ENDED            AVERAGE
                                       MARCH 31, 1999           ANNUAL(3)
                                     -------------------   -------------------
Balanced Portfolio(2)
  Class A shares(4)................         (1.63)%                4.95%
  Class B shares(5)................         (1.44)                 6.14
  Class C shares(6)................          2.56                  9.27
  Class Y shares(7)................          4.59                 10.22
Lipper Balanced Fund Index(1)......          8.36                 13.27
S&P 500 Composite Index (1)........         18.46                 27.00

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Balanced Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 1999 for Class A, B and C shares.
(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been 4.07% and 9.80%, respectively, for each period shown.
(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, total returns would have been 3.56% and 9.27%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been 3.56%.
(7) The return of Class Y shares (for which January 6, 1998 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.

CDSC - Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
Dec. 29, 1997                                                       $9,450.00        $10,000.00        $10,000.00
Dec. 31, 1997                                                       $9,450.00        $10,000.00        $10,000.00
Mar. 31, 1998                                                      $10,842.53        $11,458.33        $11,458.33
Sept. 30, 1998                                                     $10,197.42        $10,750.60        $10,749.00
Mar. 31, 1999                                                      $11,924.34        $12,144.00        $12,542.09
Past performance is not predictive of future performance

                                                               MSCI EAFE INDEX
Dec. 29, 1997                                                         $10,000.00
Dec. 31, 1997                                                         $10,000.00
Mar. 31, 1998                                                         $11,430.00
Sept. 30, 1998                                                         $9,835.00
Mar. 31, 1999                                                         $11,945.00
Past performance is not predictive of future performance

                                 TOTAL RETURNS

                                       ONE YEAR ENDED
                                       MARCH 31, 1999       AVERAGE ANNUAL(3)
                                     -------------------   -------------------
International Equity Portfolio(2)
  Class A shares(4)................          3.93%                15.05%
  Class B shares(5)................          4.48                 16.74
  Class C shares(6)................          8.48                 19.80
MSCI EAFE Index(1).................          6.06                 16.92

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the International Equity Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 1999.
(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been 9.97% and 20.37%, respectively, for each period shown.
(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 9.48% and 19.80%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been 9.48%.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio

                                 MARCH 31, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Telecommunications................................       14.50
  2. Drugs & Hospital Supplies.........................        8.35
  3. Networking Products...............................        6.28
  4. Banks.............................................        5.79
  5. Multimedia........................................        4.87
  6. Cable TV..........................................        4.55
  7. Computer Software.................................        4.55
  8. Computers - Memory Devices........................        4.41
  9. Retail - Grocery Stores...........................        4.01
 10. Diversified Operations............................        3.97

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Cisco Systems, Inc........................... Networking Products                              6.28
  2. EMC Corp..................................... Computers - Memory Devices                       4.41
  3. Pfizer Inc................................... Drugs & Hospital Supplies                        4.11
  4. Sprint Corp. (PCS Group)..................... Telecommunications                               3.71
  5. MCI Worldcom, Inc............................ Telecommunications                               3.49
  6. Sterling Software, Inc....................... Computer Software                                3.22
  7. Lilly, (Eli) & Co............................ Drugs & Hospital Supplies                        3.14
  8. BankAmerica Corp............................. Banks                                            3.13
  9. Time Warner Inc.............................. Multimedia                                       2.98
 10. Staples, Inc................................. Retail - Office Supplies                         2.96

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund

                                 MARCH 31, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Credit & Finance..................................        7.12
  2. Banks.............................................        6.92
  3. Financial Services................................        6.60
  4. Diversified Operations............................        6.56
  5. Advertising Agencies..............................        5.69
  6. Telecommunications................................        5.29
  7. Commercial Services...............................        5.07
  8. Aerospace & Defense...............................        4.45
  9. Drugs & Hospital Supplies.........................        4.11
 10. Multi-line Insurance..............................        3.96

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. WPP Group plc - ADR.......................... Advertising Agencies                             5.69
  2. Dun & Bradstreet Corp. (The)................. Commercial Services                              5.07
  3. United Technologies Corp..................... Aerospace & Defense                              4.45
  4. American Express Co.......................... Credit & Finance                                 4.38
  5. Johnson & Johnson............................ Drugs & Hospital Supplies                        4.11
  6. American International Group, Inc............ Multi-line Insurance                             3.96
  7. Viad Corp.................................... Diversified Operations                           3.84
  8. Citigroup Inc................................ Financial Services                               3.78
  9. Wendy's International, Inc................... Retail - Restaurants                             3.43
 10. Winsloew Furniture, Inc...................... Office Furnishings                               2.94

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio

                                 MARCH 31, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Banks.............................................        8.50
  2. Retail - Restaurants..............................        7.19
  3. Oil Companies - Integrated........................        7.18
  4. Life/Health Insurance.............................        7.05
  5. Diversified Operations............................        6.36
  6. Financial Services................................        5.79
  7. Credit & Finance..................................        5.46
  8. Advertising Agencies..............................        4.81
  9. Drugs & Hospital Supplies.........................        4.53
 10. Commercial Services...............................        4.46

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. WPP Group plc - ADR.......................... Advertising Agencies                             4.81
  2. Dun & Bradstreet Corp. (The)................. Commercial Services                              4.46
  3. Wendy's International, Inc................... Retail - Restaurants                             3.62
  4. McDonald's Corp.............................. Retail - Restaurants                             3.57
  5. United Technologies Corp..................... Aerospace & Defense                              3.45
  6. Bank of New York Co., Inc. (The)............. Banks                                            3.33
  7. Atlantic Richfield Co........................ Oil Companies - Integrated                       3.25
  8. Citigroup Inc................................ Financial Services                               2.96
  9. Equitable Companies Inc. (The)............... Life/Health Insurance                            2.92
 10. PNC Bank Corp................................ Banks                                            2.91

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio

                                 MARCH 31, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Commercial Services...............................       11.52
  2. Hotels & Motels...................................        6.92
  3. Radio.............................................        6.38
  4. Building & Housing................................        5.98
  5. Drugs & Hospital Supplies.........................        5.69
  6. Human Resources...................................        5.36
  7. Communications....................................        4.62
  8. Diversified Operations............................        4.32
  9. Real Estate Investment Trust......................        3.80
 10. Transport.........................................        3.72

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                       PERCENT OF
RANK HOLDINGS                                                           INDUSTRY                       NET ASSETS
-------------------------------------------------  --------------------------------------------------  -------------
  1. U.S. Franchise System, Inc................... Hotels & Motels                                            6.92
  2. Steiner Leisure Ltd.......................... Commercial Services                                        6.06
  3. Butler International, Inc.................... Human Resources                                            5.36
  4. Global Pharmaceutical Corp................... Drugs & Hospital Supplies                                  4.94
  5. Data Transmission Network Corp............... Communications                                             4.62
  6. Cox Radio, Inc., Class A..................... Radio                                                      3.89
  7. Bally Total Fitness Holding Corp............. Recreational Centers                                       3.41
  8. Elcor Corp................................... Building & Housing                                         3.37
  9. Furniture Brands International, Inc.......... Home Furnishings                                           3.27
 10. Duff & Phelps Credit Rating Co............... Commercial Services                                        3.22

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio

                                 MARCH 31, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Technology: Internet/News Media...................       17.96
  2. Technology: Computer Services.....................        9.53
  3. Media/Telecommunications: European
    Telecommunication Services........................         9.50
  4. Technology: Computers & Office Equipment..........        8.22
  5. Media Communications: Broadcasting................        4.87
  6. Health Care: Medical Products.....................        4.69
  7. Media Communications: Broadcasting Television.....        4.58
  8. Consumer: Wholesale Distribution..................        4.17
  9. Technology: Electronic Components.................        4.07
 10. Technology: Computer Sciences.....................        3.90

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. America Online, Inc.......................... Technology: Internet/News Media                 17.96
  2. EMC Corp..................................... Technology: Computers & Office Equipment         8.22
  3. National Data Corp........................... Technology: Computer Services                    5.28
  4. Vodafone Group plc -- ADR.................... Media Telecommunications: European               5.12
                                                   Telecommunication Services
  5. Time Warner Inc.............................. Media Communications: Broadcasting               4.87
  6. Biomet, Inc.................................. Health Care: Medical Products                    4.69
  7. CBS Corp..................................... Media Communications: Broadcasting               4.58
                                                   Television
  8. Telecom Italia SpA -- ADR.................... Media Telecommunications: European               4.38
                                                   Telecommunication Services
  9. BISYS Group Inc. (The)....................... Technology: Computer Services                    4.25
 10. McKesson HBOC, Inc........................... Consumer: Wholesale Distribution                 4.17

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio

                                 MARCH 31, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                            TOP INDUSTRY WEIGHTINGS

EQUITY
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Diversified Operations............................        3.98
  2. Oil Companies - Integrated........................        3.74
  3. Life/Health Insurance.............................        3.69
  4. Retail - Restaurants..............................        3.69
  5. Financial Services................................        3.26

LONG-TERM DEBT
---------------------------------------------------------------------
  1. U.S. Government Agency Obligations................       20.85
  2. Corporate Obligations.............................       18.16
  3. U.S. Government Obligations.......................        5.57

--------------------------------------------------------------------------------

                               TOP FIVE HOLDINGS*

EQUITY
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  ----------
  1. WPP Group plc - ADR.......................... Advertising Agencies                         1.99
  2. United Technologies Corp..................... Aerospace & Defense                          1.98
  3. Wendy's International, Inc................... Retail - Restaurants                         1.86
  4. McDonald's Corp.............................. Retail - Restaurants                         1.83
  5. Dun & Bradstreet Corp. (The)................. Commercial Services                          1.74

LONG-TERM DEBT
-------------------------------------------------------------------------------------------------------
  1. Fannie Mae................................... U.S. Government Agency Obligations           8.46
  2. Government National Mortgage Association..... U.S. Government Agency Obligations           6.94
  3. U.S. Treasury Notes.......................... U.S. Government Obligations                  5.57
  4. Freddie Mac.................................. U.S. Government Agency Obligations           5.45
  5. Dow Chemical Co.............................. Corporate Obligations                        1.55

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio

                                 MARCH 31, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Medical - Drugs...................................       12.20
  2. Cellular Telecommunications.......................        8.50
  3. Telecommunication Equipment.......................        7.80
  4. Telecommunication Services........................        5.41
  5. Multi-line Insurance..............................        5.12
  6. Computer Services.................................        4.77
  7. Computer - Integrated Systems.....................        4.53
  8. Telephone - Integrated............................        4.28
  9. Cosmetics & Toiletries............................        3.71
 10. Electronic Components - Semiconductors............        3.47

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Nokia Oyj.................................... Telecommunication Equipment                      5.49
  2. Vodafone Group plc........................... Cellular Telecommunications                      3.60
  3. Glaxo Wellcome plc........................... Medical - Drugs                                  3.15
  4. Roche Holding AG............................. Medical - Drugs                                  3.06
  5. Mannesmann AG................................ Machinery - General Industry                     2.76
  6. Cap Gemini SA................................ Computer Services                                2.72
  7. Takeda Chemical Industries................... Medical - Drugs                                  2.70
  8. Kao Corp..................................... Cosmetics & Toiletries                           2.61
  9. COLT Telecom Group plc....................... Telecommunication Services                       2.31
 10. Cable & Wireless plc......................... Telecommunication Services                       2.24

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------
  SHARES                                                            VALUE

------------------------------------------------------------------------------
             COMMON STOCKS -- 99.89%

             BANKS - 5.79%
    180,000  BankAmerica Corp. ..............................  $    12,712,500
    300,000  Bank of New York Co., Inc. (The) ...............       10,781,250
                                                               ---------------
                                                                    23,493,750
                                                               ---------------

             CABLE TV - 4.55%
    130,000  Cablevision Systems Corp.* .....................        9,636,250
    140,000  Comcast Corp., Special Class A .................        8,811,250
                                                               ---------------
                                                                    18,447,500
                                                               ---------------

             CHEMICALS - SPECIALTY - 0.97%
    250,000  Crompton & Knowles Corp.+ ......................        3,937,500
                                                               ---------------

             COMMERCIAL SERVICES - 1.06%
    250,000  Convergys Corp.* ...............................        4,281,250
                                                               ---------------

             COMPUTER SERVICES - 1.08%
    120,000  Ceridian Corp.* ................................        4,387,500
                                                               ---------------

             COMPUTER SOFTWARE - 4.55%
     60,000  Microsoft Corp.* ...............................        5,377,500
    550,000  Sterling Software, Inc. ........................       13,062,500
                                                               ---------------
                                                                    18,440,000
                                                               ---------------
             COMPUTERS - INTEGRATED SYSTEMS - 1.78%
    280,000  Cadence Design Systems, Inc.* ..................        7,210,000
                                                               ---------------

             COMPUTERS - MEMORY DEVICES - 4.41%
    140,000  EMC Corp. ......................................       17,885,000
                                                               ---------------

             CONSULTING SERVICES - 0.95%
    170,000  Gartner Group, Inc., Class A*++ ................        3,835,625
                                                               ---------------

             CREDIT & FINANCE - 2.61%
     90,000  American Express Co. ...........................       10,575,000
                                                               ---------------

             DATA PROCESSING/MANAGEMENT - 1.08%
    230,000  Reynolds & Reynolds Co. (The)++ ................        4,370,000
                                                               ---------------


------------------------------------------------------------------------------
  SHARES                                                            VALUE

------------------------------------------------------------------------------

             DIVERSIFIED OPERATIONS - 3.97%
    100,000  General Electric Co.++ .........................  $    11,062,500
     70,000  Tyco International Ltd. ........................        5,022,500
                                                               ---------------
                                                                    16,085,000
                                                               ---------------

             DRUGS & HOSPITAL SUPPLIES - 8.35%
     70,000  Bristol-Myers Squibb Co. .......................        4,501,875
    150,000  Lilly, (Eli) & Co.+ ............................       12,731,250
    120,000  Pfizer Inc. ....................................       16,650,000
                                                               ---------------
                                                                    33,883,125
                                                               ---------------

             ELECTRIC UTILITIES - 0.59%
     60,000  CMS Energy Corp. ...............................        2,403,750
                                                               ---------------

             ELECTRONIC COMPONENTS - 1.60%
    105,000  Applied Materials, Inc.* .......................        6,477,188
                                                               ---------------

             ELECTRONICS - 1.32%
     45,000  Intel Corp. ....................................        5,360,625
                                                               ---------------

             INVESTMENT MANAGEMENT/ADVISOR SERVICE - 0.74%
    149,600  Eaton Vance Corp.+ .............................        3,010,700
                                                               ---------------

             MULTIMEDIA - 4.87%
    260,000  News Corp. Ltd. (The) ..........................        7,670,000
    170,000  Time Warner Inc.+ ..............................       12,080,625
                                                               ---------------
                                                                    19,750,625
                                                               ---------------

             NETWORK SOFTWARE - 0.83%
    110,000  Network Associates, Inc.* ......................        3,375,625
                                                               ---------------

             NETWORKING PRODUCTS - 6.28%
    232,500  Cisco Systems, Inc.* ...........................       25,473,281
                                                               ---------------

             OIL & GAS DRILLING - 0.72%
    250,000  Global Marine Inc.++ ...........................        2,937,500
                                                               ---------------

             ONLINE SERVICES - 2.66%
     74,000  America Online, Inc. ...........................       10,804,000
                                                               ---------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------
  SHARES                                                            VALUE

------------------------------------------------------------------------------
             COMMON STOCKS (CONTINUED)

             PHYSICAL THERAPY/REHABILITATION CENTERS - 1.97%
    450,000  HEALTHSOUTH Corp.*+ ............................  $     4,668,750
    220,000  RehabCare Group, Inc.*+ ........................        3,313,750
                                                               ---------------
                                                                     7,982,500
                                                               ---------------

             PUBLISHING - BOOKS - 1.81%
    150,000  Scholastic Corp.* ..............................        7,331,250
                                                               ---------------

             RETAIL - DEPARTMENT STORES - 1.64%
    100,000  Dayton Hudson Corp. ............................        6,662,500
                                                               ---------------

             RETAIL - DRUG STORES - 2.11%
    180,000  CVS Corp. ......................................        8,550,000
                                                               ---------------

             RETAIL - GROCERY STORES - 4.01%
    100,000  Kroger Co. .....................................        5,987,500
    200,000  Safeway Inc.*+ .................................       10,262,500
                                                               ---------------
                                                                    16,250,000
                                                               ---------------
             RETAIL - OFFICE SUPPLIES - 3.92%
    450,000  OfficeMax, Inc.*+ ..............................        3,881,250
    365,000  Staples, Inc.* .................................       11,999,375
                                                               ---------------
                                                                    15,880,625
                                                               ---------------
             RETAIL - RESTAURANTS - 3.26%
    250,000  Consolidated Products, Inc.*++ .................        4,390,625
    270,000  Outback Steakhouse, Inc.* ......................        8,842,500
                                                               ---------------
                                                                    13,233,125
                                                               ---------------

             TELECOMMUNICATIONS - 14.50%
     70,000  AirTouch Communications, Inc.*+ ................        6,763,750
    190,000  ECI Telecommunications Ltd. ....................        6,650,000
    160,000  MCI Worldcom, Inc.* ............................       14,170,000
    140,000  Northern Telecom Ltd. ..........................        8,697,500
     60,000  QUALCOMM, Inc.* ................................        7,462,500
    340,000  Sprint Corp. (PCS Group)* ......................       15,066,250
                                                               ---------------
                                                                    58,810,000
                                                               ---------------

             TELEPHONE - LONG DISTANCE - 1.57%
     80,000  AT&T Corp. .....................................        6,385,000
                                                               ---------------


------------------------------------------------------------------------------
  SHARES                                                            VALUE

------------------------------------------------------------------------------

             TELEVISION - 1.23%
    100,000  Univision Communications, Inc. - Class A*+ .....  $     5,000,000
                                                               ---------------

             TRANSPORT - AIR FREIGHT - 1.53%
    200,000  Airborne Freight Corp.+ ........................        6,225,000
                                                               ---------------

             TRANSPORT - TRUCK - 1.22%
    150,000  USFreightways Corp.+ ...........................        4,931,250
                                                               ---------------

             WIRELESS EQUIPMENT - 0.36%
     92,100  DSP Communications, Inc.*+++ ...................        1,462,088
                                                               ---------------
             Total Common Stocks
               (cost - $296,111,015) ........................      405,127,882
                                                               ---------------

             SHORT-TERM INVESTMENT -- 1.06%
             INVESTMENT COMPANY - 1.06%
  4,326,483  Federated Investors, Trust for Short-Term U.S.
               Government Securities**+++
               (cost - $4,326,483) ..........................        4,326,483
                                                               ---------------
             Total Investments -- 100.95%
               (cost - $300,437,498) ........................      409,454,365
             Liabilities in excess of other
               assets - (0.95)% .............................      (3,868,616)
                                                               ---------------
             Net Assets -- 100.00% ..........................  $   405,585,749
                                                               ---------------
                                                               ---------------

---------
Unless otherwise indicated, all common stocks are ranked as five stars.
+    Currently ranked as four stars.
++   Currently ranked as three stars.
+++  Not ranked by stars.
*    Non-income producing security.
**   Money market fund.

S&P STARS RANKING:
Five stars - Buy - Expect to be among best performers over next 12 months and to rise in price.
Four stars - Accumulate - Expect to be an above average performer.
Three stars - Hold - Expect to be an average performer.
Two stars - Avoid - Expected to be a below average performer.
One star - Sell - Expect to be well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------
    SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS -- 93.29%
                ADVERTISING AGENCIES - 5.69%
    30,000      WPP Group plc - ADR ..............................  $ 2,595,000
                                                                    -----------

                AEROSPACE & DEFENSE - 4.45%
    15,000      United Technologies Corp. ........................    2,031,562
                                                                    -----------
                AUTOMOTIVE PARTS & EQUIPMENT - 2.50%
    30,000      Dana Corp. .......................................    1,140,015
                                                                    -----------
                BANKS - 6.92%
    14,000      BankAmerica Corp. ................................      988,750
    18,000      PNC Bank Corp. ...................................    1,000,124
    30,000      Summit Bancorp. ..................................    1,170,000
                                                                    -----------
                                                                      3,158,874
                                                                    -----------
                CHEMICALS - DIVERSIFIED - 1.71%
    45,000      Solutia Inc. .....................................      781,875
                                                                    -----------
                COMMERCIAL SERVICES - 5.07%
    65,000      Dun & Bradstreet Corp. (The) .....................    2,315,625
                                                                    -----------
                COMPUTERS & OFFICE EQUIPMENT - 2.10%
    15,000      Pitney Bowes, Inc. ...............................      956,250
                                                                    -----------
                COMPUTERS - MEMORY DEVICES - 2.32%
    58,800      Quantum Corp.* ...................................    1,058,400
                                                                    -----------
                CONSULTING SERVICES - 2.47%
    50,000      Gartner Group, Inc. * ............................    1,128,125
                                                                    -----------
                CREDIT & FINANCE - 7.12%
    17,000      American Express Co. .............................    1,997,500
    30,000      SLM Holding Corp. ................................    1,252,500
                                                                    -----------
                                                                      3,250,000
                                                                    -----------
                DIVERSIFIED OPERATIONS - 6.56%
    55,000      Raychem Corp. ....................................    1,240,937
    63,000      Viad Corp. .......................................    1,752,187
                                                                    -----------
                                                                      2,993,124
                                                                    -----------

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                DRUGS & HOSPITAL SUPPLIES - 4.11%
    20,000      Johnson & Johnson ................................  $ 1,873,750
                                                                    -----------

                FINANCIAL SERVICES - 6.60%
    27,000      Citigroup Inc. ...................................    1,724,625
    27,200      H & R Block, Inc. ................................    1,288,600
                                                                    -----------
                                                                      3,013,225
                                                                    -----------

                HEALTH CARE SERVICES - 2.89%
    20,000      Mckesson HBOC, Inc. ..............................    1,320,000
                                                                    -----------

                HOUSEHOLD PRODUCTS - 2.26%
    30,000      Dial Corp. (The) .................................    1,031,250
                                                                    -----------

                LIFE/HEALTH INSURANCE - 1.73%
    25,000      Torchmark Corp. ..................................      790,625
                                                                    -----------

                MACHINERY - ELECTRICAL - 2.36%
    25,000      Grainger (W.W.), Inc. ............................    1,076,562
                                                                    -----------

                MEDICAL SERVICES - 2.08%
    50,000      Columbia/HCA Healthcare Corp. ....................      946,875
                                                                    -----------

                MULTI-LINE INSURANCE - 3.96%
    15,000      American International Group, Inc. ...............    1,809,375
                                                                    -----------

                OFFICE FURNISHINGS - 2.94%
    45,000      Winsloew Furniture, Inc.* ........................    1,341,563
                                                                    -----------

                OIL COMPANIES - INTEGRATED - 2.24%
    18,000      Texaco Inc. ......................................    1,021,500
                                                                    -----------

                PROPERTY/CASUALTY INSURANCE - 1.42%
    18,600      Mercury General Corp. ............................      648,675
                                                                    -----------

                RETAIL - DEPARTMENT STORES - 2.22%
    25,000      J.C. Penney Co., Inc. ............................    1,012,500
                                                                    -----------

                RETAIL - RESTAURANTS - 3.43%
    55,000      Wendy's International, Inc. ......................    1,564,063
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

        COMMON STOCKS (CONTINUED)

                TELECOMMUNICATIONS - 5.29%
    55,000      Cincinnati Bell, Inc. ............................  $ 1,234,062
    25,000      SBC Communications, Inc. .........................    1,178,124
                                                                    -----------
                                                                      2,412,186
                                                                    -----------

                TOYS - 2.85%
    45,000      Hasbro, Inc. .....................................    1,302,187
                                                                    -----------
                Total Common Stocks
                  (cost - $35,765,192)............................   42,573,186
                                                                    -----------
                SHORT-TERM INVESTMENTS -- 6.34%
                INVESTMENT COMPANIES -- 0.10%
     2,228      Federated Automated Government
                  Money Trust**...................................        2,228
    42,711      Federated Investors, Trust for Short-Term U.S.
                  Government Securities**.........................       42,711
                                                                    -----------
                Total Investment Companies
                  (cost - $44,939)................................       44,939
                                                                    -----------

------------------------------------------------------------------------------
   PRINCIPAL
AMOUNT (000'S)                                                         VALUE

------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY OBLIGATION - 6.24%
     $2,850     Freddie Mac, Discount Notes, 4.800%, 04/01/99
                  (cost - $2,850,000) ............................  $ 2,850,000
                                                                    -----------
                Total Short-Term Investments
                  (cost - $2,894,939) ............................    2,894,939
                                                                    -----------
                Total Investments 99.63%
                  (cost - $38,660,131) ...........................   45,468,125
                Other assets in excess of liabilities -- 0.37% ...      168,967
                                                                    -----------
                Net Assets -- 100.00%.............................  $45,637,092
                                                                    -----------
                                                                    -----------

---------
ADR        American Depositary Receipts.
*          Non-income producing security.
**         Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                COMMON STOCKS -- 99.25%

                ADVERTISING AGENCIES - 4.81%
         12,000 WPP Group plc - ADR ..............................  $ 1,038,000
                                                                    -----------
                AEROSPACE & DEFENSE - 3.45%
          5,500 United Technologies Corp. ........................      744,906
                                                                    -----------

                AUTOMOBILES - 3.73%
          7,000 Ford Motor Co. ...................................      397,250
          4,700 General Motors Corp. .............................      408,312
                                                                    -----------
                                                                        805,562
                                                                    -----------

                AUTOMOTIVE PARTS & EQUIPMENT - 2.43%
         18,200 Genuine Parts Co. ................................      524,387
                                                                    -----------

                BANKS - 8.50%
         20,000 Bank of New York Co., Inc. (The) .................      718,750
          6,900 BankAmerica Corp. ................................      487,313
         11,300 PNC Bank Corp. ...................................      627,856
                                                                    -----------
                                                                      1,833,919
                                                                    -----------
                CHEMICALS - DIVERSIFIED - 1.69%
         21,000 Solutia Inc. .....................................      364,875
                                                                    -----------
                COMMERCIAL SERVICES - 4.46%
         27,000 Dun & Bradstreet Corp. (The) .....................      961,875
                                                                    -----------

                COMPUTERS - 2.38%
          2,900 International Business Machines Corp. ............      514,025
                                                                    -----------
                COMPUTERS & OFFICE EQUIPMENT - 2.23%
          9,000 Xerox Corp. ......................................      480,375
                                                                    -----------

                CONTAINERS - METAL/GLASS - 1.44%
         10,900 Crown Cork & Seal Co., Inc. ......................      311,331
                                                                    -----------
                CREDIT & FINANCE - 5.46%
          8,400 Fannie Mae .......................................      581,700
         14,300 SLM Holding Corp. ................................      597,025
                                                                    -----------
                                                                      1,178,725
                                                                    -----------


------------------------------------------------------------------------------
    SHARES                                                             VALUE

------------------------------------------------------------------------------

                DIVERSIFIED OPERATIONS - 6.36%
          3,500 General Electric Co. .............................  $   387,187
         17,000 Raychem Corp. ....................................      383,562
         21,600 Viad Corp. .......................................      600,750
                                                                    -----------
                                                                      1,371,499
                                                                    -----------

                DRUGS & HOSPITAL SUPPLIES - 4.53%
          7,400 Baxter International Inc. ........................      488,400
          7,600 Bristol-Myers Squibb Co. .........................      488,775
                                                                    -----------
                                                                        977,175
                                                                    -----------

                ELECTRIC - INTEGRATED - 1.48%
          6,000 FPL Group, Inc. ..................................      319,500
                                                                    -----------

                ELECTRICAL EQUIPMENT - 1.80%
          9,000 Grainger (W.W.), Inc. ............................      387,563
                                                                    -----------

                FINANCIAL SERVICES - 5.79%
         10,000 Citigroup Inc. ...................................      638,750
         12,900 H & R Block, Inc. ................................      611,138
                                                                    -----------
                                                                      1,249,888
                                                                    -----------

                HOUSEHOLD PRODUCTS - 2.02%
         12,700 Dial Corp. (The) .................................      436,563
                                                                    -----------

                LIFE/HEALTH INSURANCE - 7.05%
          6,850 Aon Corp. ........................................      433,263
          9,000 Equitable Companies Inc. (The) ...................      630,000
         14,500 Torchmark Corp. ..................................      458,563
                                                                    -----------
                                                                      1,521,826
                                                                    -----------

                OIL COMPANIES - INTEGRATED - 7.18%
          9,600 Atlantic Richfield Co. ...........................      700,800
          4,300 Exxon Corp. ......................................      303,419
          9,600 Texaco Inc. ......................................      544,800
                                                                    -----------
                                                                      1,549,019
                                                                    -----------

                PAPER & PAPER RELATED PRODUCTS - 2.67%
         12,000 Kimberly-Clark Corp. .............................      575,250
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                RETAIL - DEPARTMENT STORES - 2.16%
         11,500 J.C. Penney Co., Inc. ............................      465,750
                                                                    -----------

                RETAIL - RESTAURANTS - 7.19%
         17,000 McDonald's Corp. .................................  $   770,313
         27,500 Wendy's International, Inc. ......................      782,031
                                                                    -----------
                                                                      1,552,344
                                                                    -----------
                SAVINGS & LOAN - 2.42%
         12,785 Washington Mutual, Inc. ..........................      522,587
                                                                    -----------
                TELECOMMUNICATIONS - 1.31%
          6,000 SBC Communications Inc. ..........................      282,750
                                                                    -----------

                TELEPHONE - LOCAL - 2.40%
         10,000 Bell Atlantic Corp. ..............................      516,875
                                                                    -----------

                TOBACCO - 2.16%
         13,250 Philip Morris Cos. Inc. ..........................      466,234
                                                                    -----------

                TOYS - 2.15%
         16,000 Hasbro, Inc. .....................................      463,000
                                                                    -----------
                Total Common Stocks
                  (cost - $16,069,853) ...........................   21,415,803
                                                                    -----------


------------------------------------------------------------------------------
    SHARES                                                             VALUE

------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 1.97%

                INVESTMENTS COMPANIES - 1.97%
          3,883 Federated Automated Government Money Trust * .....  $     3,883
        421,103 Federated Investors, Trust for Short-Term U.S.
                  Government Securities* .........................      421,103
                                                                    -----------
                Total Short-Term Investments
                  (cost - $424,986) ..............................      424,986
                                                                    -----------
                Total Investments -- 101.22%
                  (cost - $16,494,839) ...........................   21,840,789
                Liabilities in excess of other assets --
                  (1.22)% ........................................     (262,274)
                                                                    -----------
                Net Assets -- 100.00% ............................  $21,578,515
                                                                    -----------
                                                                    -----------

---------
ADR American Depositary Receipts.
*    Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

 ------------------------------------------------------------------------------
    SHARES                                                               VALUE
 ------------------------------------------------------------------------------
                  EQUITY SECURITIES -- 99.37%
                  COMMON STOCKS -- 95.15%
                  BOOKS, PUBLISHING & PRINTING - 0.86%
         40,000   Big Entertainment Inc ............................  $  485,000
                                                                      -----------

                  BROADCASTING - 1.93%
        181,200   Four Media Co.* ..................................   1,087,200
                                                                      -----------

                  BUILDING & HOUSING - 5.98%
         54,100   Elcor Corp. ......................................   1,903,644
         85,500   Giant Cement Holding, Inc.* ......................   1,469,531
                                                                      -----------
                                                                       3,373,175
                                                                      -----------
                  CHEMICALS & FERTILIZERS - 1.42%
        178,200   U.S. Home & Garden Inc.* .........................     801,900
                                                                      -----------
                  COMMERCIAL PRINTING - 2.07%
        100,000   Bowne & Co., Inc. ................................   1,168,750
                                                                      -----------
                  COMMERCIAL SERVICES - 11.52%
         56,250   COMARCO, Inc.* ...................................   1,265,625
         34,700   Duff & Phelps Credit Rating Co. ..................   1,817,412
        111,200   Steiner Leisure Ltd.* ............................   3,419,400
                                                                      -----------
                                                                       6,502,437
                                                                      -----------

                  COMMUNICATIONS - 4.62%
        109,300   Data Transmission Network Corp.* .................   2,609,537
                                                                      -----------

                  COMPUTER SERVICES - 2.55%
         67,300   Computer Task Group, Inc.* .......................   1,438,537
                                                                      -----------

                  COMPUTER SOFTWARE - 1.13%
         19,300   Actuate Software Corp. ...........................     636,900
                                                                      -----------
                  DIVERSIFIED OPERATIONS - 4.32%
        143,800   Alyn Corp.* ......................................     413,425
         29,000   Crane Co. ........................................     701,437
         33,700   SPS Technologies, Inc.* ..........................   1,322,725
                                                                      -----------
                                                                       2,437,587
                                                                      -----------

 ------------------------------------------------------------------------------

    SHARES                                                               VALUE
---------------------------------------------------------------------------------

                  DRUGS & HOSPITAL SUPPLIES - 3.20%
         30,000   Dura Pharmaceuticals, Inc.* ......................  $  423,750
        441,575   Global Pharmaceutical Corp.* .....................   1,380,478
                                                                      -----------
                                                                       1,804,228
                                                                      -----------

                  ELECTRONICS - 0.76%
         26,100   Cubic Corp. ......................................     427,387
                                                                      -----------

                  FINANCIAL SERVICES - 2.60%
         35,900   Bank United Corp., Class A .......................   1,467,413
                                                                      -----------

                  FOOD - MEAT PRODUCTS - 0.93%
        105,000   Hibernia Foods plc - ADR* ........................     525,000
                                                                      -----------

                  HOME FURNISHINGS - 3.27%
         83,400   Furniture Brands International, Inc.* ............   1,845,225
                                                                      -----------

                  HOTELS & MOTELS - 6.92%
        267,000   U.S. Franchise System, Inc.* .....................   3,904,875
                                                                      -----------

                  HUMAN RESOURCES - 5.36%
        164,750   Butler International, Inc.* ......................   3,027,281
                                                                      -----------

                  LIFE INSURANCE - 0.60%
         13,700   Penn Treaty American Corp.* ......................     339,931
                                                                      -----------

                  MACHINERY - CONSTRUCTION & MINING - 1.00%
         23,500   Terex Corp. ......................................     566,938
                                                                      -----------

                  MISCELLANEOUS INDUSTRIALS - 2.55%
        125,100   Kemet Corp. ......................................   1,438,650
          3,802   Meicom Computers & Communications, Ltd. (Fully
                    Paid).*++ ......................................         380
          5,704   Meicom Computers & Communications, Ltd. (Partial
                    Paid).*++ ......................................         285
                                                                      -----------
                                                                       1,439,315
                                                                      -----------

                  NETWORKING PRODUCTS - 1.68%
         50,000   FORE Systems, Inc.* ..............................     945,313
                                                                      -----------

                  NON-FERROUS METALS - 1.71%
         45,950   Chase Industries, Inc.* ..........................     350,369
         27,500   Mueller Industries, Inc.* ........................     615,313
                                                                      -----------
                                                                         965,682
                                                                      -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

 ------------------------------------------------------------------------------

    SHARES                                                               VALUE
---------------------------------------------------------------------------------

            COMMON STOCKS (CONTINUED)

                  OIL & GAS DRILLING - 1.10%
         52,600   Global Marine Inc.* ..............................  $  618,050
                                                                      -----------

                  RADIO - 6.38%
         42,800   Cox Radio, Inc., Class A* ........................   2,193,500
         18,500   Jacor Communications, Inc. * .....................   1,406,000
                                                                      -----------
                                                                       3,599,500
                                                                      -----------

                  REAL ESTATE INVESTMENT TRUST - 3.80%
         32,300   Glenborough Realty Trust, Inc. ...................     549,100
         82,500   U.S. Restaurant Properties, Inc. .................   1,593,281
                                                                      -----------
                                                                       2,142,381
                                                                      -----------
                  RECREATIONAL CENTERS - 3.41%
         80,700   Bally Total Fitness Holding Corp.* ...............   1,926,713
                                                                      -----------

                  RENTAL/AUTO EQUIPMENT - 3.19%
         63,100   United Rentals, Inc.* ............................   1,798,350
                                                                      -----------

                  RETAIL - RESTAURANTS - 3.03%
         67,000   Foodmaker, Inc.* .................................   1,708,500
                                                                      -----------
                  STEEL - 2.49%
        237,000   Universal Stainless & Alloy Products, Inc.* ......   1,407,188
                                                                      -----------

                  TRANSPORT - 3.72%
         36,000   Celadon Group, Inc.* .............................     292,500
         82,250   Varlen Corp. .....................................   1,809,500
                                                                      -----------
                                                                       2,102,000
                                                                      -----------

                  WIRELESS EQUIPMENT - 1.05%
         37,500   DSP Communications, Inc.* ........................     595,313
                                                                      -----------
                  Total Common Stocks
                    (cost - $50,229,212) ...........................  53,697,606
                                                                      -----------

                  PREFERRED STOCKS - 4.22%

                  DRUGS & HOSPITAL SUPPLIES - 2.49%
          9,000   Global Pharmaceutical Corp. Convertible Series C*
                    (a) ............................................   1,406,250
                                                                      -----------
 ------------------------------------------------------------------------------

    SHARES                                                               VALUE
---------------------------------------------------------------------------------

                  FOOD - MEAT PRODUCTS - 1.73%
          7,000   Hibernia Foods plc - ADR Convertible Series A*
                    (b) ............................................  $  972,222
                                                                      -----------
                  Total Preferred Stocks
                    (cost - $1,600,000) ............................   2,378,472
                                                                      -----------

   PRINCIPAL
    AMOUNT
    (000'S)
---------------
                  CORPORATE NOTE -- 0.83%
$           466   Meicom Computers & Communications, Ltd. 6.00%,
                    07/07/03+,++
                    (cost - $466,000) ..............................     466,000
                                                                      -----------

    SHARES
---------------
                  SHORT-TERM INVESTMENT -- 0.41%
        234,211   Federated Investors, Trust for Short-Term U.S.
                    Government Securities**
                    (cost - $234,211) ..............................     234,211
                                                                      -----------
                  Total Investments -- 100.61%
                    (cost - $52,529,423) ...........................  56,776,289
                  Liabilities in excess of other assets --
                    (0.61)% ........................................    (341,575 )
                                                                      -----------
                  Net Assets -- 100.00% ............................  $56,434,714
                                                                      -----------
                                                                      -----------

---------
ADR        American Depositary Receipts.
*          Non-income producing security.
**         Money market fund.
(a)        Includes 225,000 shares of Series C warrants, with no market value.
(b)        Includes 70,000 shares of Class E and Class F warrants, with no market value.
+ As of March 31, 1999 the Porfolio committed to investing an additional $699,000 of capital in Meicom Computers & Communications, Ltd. Such investment will be made in equal payments of $233,000 on the ninth, fifteenth and twenty-first month from the closing date (July 28,1998).
++         Restricted and illiquid. See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------
    SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS -- 95.05%
                CONSUMER: WHOLESALE DISTRIBUTION - 4.17%
     9,032      McKesson HBOC, Inc. ..............................  $   596,112
                                                                    -----------
                ENERGY: MAJOR OIL COMPANIES - 3.41%
    12,000      Shell Transport & Trading Co. - ADR ..............      487,500
                                                                    -----------
                FINANCIAL SERVICES: GOVERNMENT-SPONSORED ENTERPRISES - 3.10%
     6,400      Fannie Mae .......................................      443,200
                                                                    -----------
                FINANCIAL SERVICES: LIFE INSURANCE - 2.85%
    24,000      Clark/Bardes Holdings, Inc. * ....................      408,000
                                                                    -----------

                FINANCIAL SERVICES: MID-CAP BANKS - 2.45%
     9,000      Summit Bancorp.+ .................................      351,000
                                                                    -----------
                FOOD-MISCELLANEOUS/DIVERSIFIED - 0.05%
       600      Vlasic Foods International Inc.*+ ................        7,762
                                                                    -----------
                HEALTH CARE: MEDICAL PRODUCTS - 4.69%
    16,000      Biomet, Inc. .....................................      671,000
                                                                    -----------
                MEDIA COMMUNICATIONS: BROADCASTING - 4.87%
     9,800      Time Warner Inc. .................................      696,412
                                                                    -----------
                MEDIA COMMUNICATIONS: BROADCASTING
                  TELEVISION - 4.58%
    16,000      CBS Corp.* .......................................      655,000
                                                                    -----------
                MEDIA TELECOMMUNICATIONS: EUROPEAN TELECOMMUNICATION SERVICES -
                  9.50%
     6,000      Telecom Italia SpA - ADR .........................      626,250
     3,900      Vodafone Group plc - ADR .........................      732,225
                                                                    -----------
                                                                      1,358,475
                                                                    -----------

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                PHARMACEUTICALS - 3.19%
     6,900      Warner-Lambert Co.+ ..............................  $   456,694
                                                                    -----------

                RETAIL - SPECIALTY DISCOUNT - 1.75%
    10,000      Rite Aid Corp.+ ..................................      250,000
                                                                    -----------

                TECHNOLOGY: COMPUTER SCIENCES - 3.90%
    12,200      Affiliated Computer Services, Inc. Class A* ......      558,150
                                                                    -----------

                TECHNOLOGY: COMPUTER SERVICES - 9.53%
    10,800      BISYS Group Inc. (The)* ..........................      607,500
    18,000      National Data Corp. ..............................      756,000
                                                                    -----------
                                                                      1,363,500
                                                                    -----------

                TECHNOLOGY: COMPUTERS & OFFICE
                  EQUIPMENT - 8.22%
     9,200      EMC Corp.* .......................................    1,175,300
                                                                    -----------

                TECHNOLOGY: ELECTRONIC COMPONENTS - 4.07%
    12,000      Solectron Corp. * ................................      582,750
                                                                    -----------

                TECHNOLOGY: ENTERPRISE SOFTWARE - 3.43%
    20,000      Project Software & Development, Inc.*+ ...........      490,000
                                                                    -----------

                TECHNOLOGY: INTERNET/NEWS MEDIA - 17.96%
    17,600      America Online, Inc. * ...........................    2,569,600
                                                                    -----------

                TECHNOLOGY: SEMI CONDUCTORS - 3.33%
     4,000      Intel Corp. ......................................      476,500
                                                                    -----------
                Total Common Stocks (cost - $9,435,138)              13,596,955
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS -- 7.50%
                INVESTMENT COMPANIES - 0.16%
     3,264      Federated Automated Government Money Trust **+ ...  $     3,264
    20,067      Federated Investors, Trust for Short-Term U.S.
                  Government Securities**+ .......................       20,067
                                                                    -----------
                Total Investment Companies
                  (cost - $23,331)................................       23,331
                                                                    -----------

   PRINCIPAL
    AMOUNT
    (000'S)
---------------

                U.S. GOVERNMENT AGENCY OBLIGATION - 7.34%
     $1,050     Freddie Mac, Discount Notes, 4.800%, 04/01/99+
                  (cost - $1,050,000) ............................    1,050,000
                                                                    -----------
                Total Short-Term Investments (cost -
                  $1,073,331).....................................    1,073,331
                                                                    -----------
                Total Investments -- 102.55% (cost -
                  $10,508,469)....................................   14,670,286
                Liabilities in excess of other assets -- (2.55)%..     (364,334)
                                                                    -----------
                Net Assets -- 100.00%.............................  $14,305,952
                                                                    -----------
                                                                    -----------

---------
ADR        American Depositary Receipts.
*          Non-income producing security.
**         Money market fund.
+          Not a Focus List Selection at March 31, 1999.

The accompanying notes are an integral part of the financial statements.

THE                         BEAR                        STEARNS            FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------
    SHARES                                                             VALUE
------------------------------------------------------------------------------
                EQUITY SECURITIES -- 54.54%
                ADVERTISING AGENCIES - 1.99%
     4,100      WPP Group plc - ADR ..............................  $   354,650
                                                                    -----------

                AEROSPACE & DEFENSE - 1.98%
     2,600      United Technologies Corp. ........................      352,137
                                                                    -----------
                AUTOMOBILES - 2.20%
     3,700      Ford Motor Co. ...................................      209,975
     2,100      General Motors Corp. .............................      182,437
                                                                    -----------
                                                                        392,412
                                                                    -----------
                AUTOMOTIVE PARTS & EQUIPMENT - 1.23%
     7,600      Genuine Parts Co. ................................      218,975
                                                                    -----------

                BANKS - 2.74%
     7,300      Bank of New York Co., Inc. (The) .................      262,344
     3,200      BankAmerica Corp. ................................      226,000
                                                                    -----------
                                                                        488,344
                                                                    -----------

                BROADCASTING - 0.17%
     5,000      Four Media Co. ** ................................       30,000
                                                                    -----------

                BUILDING & HOUSING - 0.10%
     1,000      Giant Cement Holding, Inc.** .....................       17,187
                                                                    -----------

                CHEMICALS - DIVERSIFIED - 1.10%
    11,300      Solutia Inc. .....................................      196,337
                                                                    -----------

                COMMERCIAL SERVICES - 2.38%
     8,700      Dun & Bradstreet Corp. (The) .....................      309,937
     3,700      Steiner Leisure Ltd.* ............................      113,775
                                                                    -----------
                                                                        423,712
                                                                    -----------

                COMMUNICATIONS - 0.58%
     4,300      Data Transmission Network Corp.* .................      102,662
                                                                    -----------

                COMPUTERS & OFFICE EQUIPMENT - 1.44%
     4,800      Xerox Corp. ......................................      256,200
                                                                    -----------

                CONSULTING SERVICES - 0.55%
     4,300      Gartner Group, Inc.* .............................       97,019
                                                                    -----------

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                CONTAINERS - METAL/GLASS - 1.04%
     6,500      Crown Cork & Seal Co., Inc. ......................  $   185,656
                                                                    -----------

                CREDIT & FINANCE - 2.54%
     3,100      Fannie Mae .......................................      214,675
     5,700      SLM Holding Corp. ................................      237,975
                                                                    -----------
                                                                        452,650
                                                                    -----------

                DIVERSIFIED OPERATIONS - 3.98%
     2,300      General Electric Co. .............................      254,437
     7,000      Raychem Corp. ....................................      157,937
     1,500      SPS Technologies, Inc.* ..........................       58,875
     8,500      Viad Corp. .......................................      236,406
                                                                    -----------
                                                                        707,655
                                                                    -----------

                DRUGS & HOSPITAL SUPPLIES - 2.78%
     4,000      Baxter International, Inc. .......................      264,000
     3,600      Bristol-Myers Squibb Co. .........................      231,525
                                                                    -----------
                                                                        495,525
                                                                    -----------

                ELECTRIC HOUSEWARES & FANS - 0.51%
    13,000      Windmere-Durable Holdings Inc.* ..................       91,000
                                                                    -----------

                ELECTRICAL EQUIPMENT - 1.33%
     5,500      Grainger (W.W.), Inc. ............................      236,844
                                                                    -----------

                ELECTRICITY - 0.66%
     2,200      FPL Group, Inc. ..................................      117,150
                                                                    -----------

                FINANCIAL SERVICES - 3.26%
     4,700      Citigroup Inc. ...................................      300,212
     5,900      H&R Block, Inc. ..................................      279,512
                                                                    -----------
                                                                        579,724
                                                                    -----------

                HOTELS & MOTELS - 0.81%
     9,800      U. S. Franchise System, Inc.* ....................      143,325
                                                                    -----------

                HOUSEHOLD PRODUCTS - 1.39%
     7,200      Dial Corp. (The) .................................      247,500
                                                                    -----------

                HUMAN RESOURCES - 0.45%
     4,400      Butler International, Inc.* ......................       80,850
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                         BEAR                        STEARNS            FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

          EQUITY SECURITIES (CONTINUED)

                LIFE/HEALTH INSURANCE - 3.69%
     2,700      Aon Corp. ........................................  $   170,775
     4,100      Equitable Companies Inc. (The) ...................      287,000
     6,300      Torchmark Corp. ..................................      199,238
                                                                    -----------
                                                                        657,013
                                                                    -----------
                NON-FERROUS METALS - 0.43%
     3,400      Mueller Industries, Inc.* ........................       76,075
                                                                    -----------
                OIL COMPANIES - INTEGRATED - 3.74%
     3,000      Atlantic Richfield Co. ...........................      219,000
     2,800      Exxon Corp. ......................................      197,575
     4,400      Texaco, Inc. .....................................      249,700
                                                                    -----------
                                                                        666,275
                                                                    -----------

                PAPER & PAPER RELATED PRODUCTS - 1.51%
     5,600      Kimberly-Clark Corp. .............................      268,450
                                                                    -----------

                RADIO - 1.14%
     1,000      Cox Radio, Inc., Class A* ........................       51,250
     2,000      Jacor Communications, Inc.* ......................      152,000
                                                                    -----------
                                                                        203,250
                                                                    -----------
------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                RETAIL - RESTAURANTS - 3.69%
     7,200      McDonald's Corp. .................................  $   326,250
    11,600      Wendy's International, Inc. ......................      329,875
                                                                    -----------
                                                                        656,125
                                                                    -----------

                SAVINGS & LOAN - 1.48%
     6,450      Washington Mutual, Inc. ..........................      263,644
                                                                    -----------
                TELECOMMUNICATIONS - 1.35%
     5,100      SBC Communications, Inc. .........................      240,338
                                                                    -----------

                TELEPHONE - LONG DISTANCE - 1.35%
     3,000      AT&T Corp. .......................................      239,438
                                                                    -----------
                TOBACCO - 0.95%
     4,800      Philip Morris Cos. Inc. ..........................      168,900
                                                                    -----------

                Total Equity Securities
                  (cost - $8,626,451) ............................    9,707,022
                                                                    -----------

   PRINCIPAL
    AMOUNT                                                            INTEREST           MATURITY
    (000'S)                                                             RATE               DATE
---------------                                                     -------------   ------------------
                LONG-TERM DEBT INVESTMENTS -- 44.58%

                CORPORATE OBLIGATIONS - 18.16%
                BANKS - 2.04%
     $ 100      Firstar Bank Milwaukee, Senior Notes .............         6.250%             12/01/02      102,000
       250      NationsBank Corp., Senior Notes ..................         7.000              05/15/03      260,938
                                                                                                        -----------
                                                                                                            362,938
                                                                                                        -----------

                FINANCIAL - 1.44%
       100      Associates Corp. N.A., Senior Notes ..............         6.625              06/15/05      103,000
        75      International Lease Finance Corp. ................         6.125              11/01/99       75,352
        75      Morgan Stanley Dean Witter .......................         6.750              03/04/03       77,250
                                                                                                        -----------
                                                                                                            255,602
                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                         BEAR                        STEARNS            FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                            INTEREST           MATURITY
    (000'S)                                                            RATE(S)           DATE(S)           VALUE
-------------------------------------------------------------------------------------------------------------------

          LONG-TERM DEBT INVESTMENTS (CONTINUED)

                FOOD & BEVERAGES - 3.57%
     $  75      Anheuser Busch Cos. Inc. .........................         6.750%             06/01/05  $    76,313
       200      Heinz (H. J.) Co. ................................         6.000              03/15/08      200,750
       150      Hershey Foods Co. ................................         6.700              10/01/05      157,313
       200      Sara Lee Corp. ...................................         6.150              06/19/08      201,500
                                                                                                        -----------
                                                                                                            635,876
                                                                                                        -----------

                INDUSTRIAL - 10.25%
       200      American Home Products ...........................         7.900              02/15/05      218,000
       250      Dow Chemical Co. .................................         8.625              04/01/06      275,938
       250      Du Pont (E. I.) de Nemours Co. ...................         6.750              09/01/07      263,125
       200      Enron Oil & Gas ..................................         6.700              11/15/06      204,750
       100      Gap, Inc. ........................................         6.900              09/15/07      105,875
        75      Hoechst-Celanese Corp. ...........................         6.125              02/01/04       76,219
        75      Pepsico Inc. .....................................         5.750              01/02/03       75,094
       200      Tribune Co. ......................................         5.500              10/06/08      184,500
       150      Union Camp Corp. .................................         6.500              11/15/07      151,875
       250      Wheeling Pittsburgh Corp. ........................         9.375              11/15/03      268,438
                                                                                                        -----------
                                                                                                          1,823,814
                                                                                                        -----------

                UTILITY - ELECTRIC - 0.86%
        75      Central Power & Light Co., Series 93-G ...........         6.875              02/01/03       77,531
        75      Pacific Gas & Electric Co., Series FF ............         6.250              03/01/04       76,219
                                                                                                        -----------
                                                                                                            153,750
                                                                                                        -----------
                Total Corporate Obligations (cost -
                $3,265,549) ......................................                                        3,231,980
                                                                                                        -----------

                U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.85%
                FANNIE MAE - 8.46%
     1,493      Fannie Mae .......................................   6.000-8.000     12/01/08-06/01/28    1,506,944
                                                                                                        -----------

                FREDDIE MAC - 5.45%
       974      Freddie Mac ......................................   5.125-7.000     08/22/05-05/01/26      969,200
                                                                                                        -----------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.94%
     1,203      Government National Mortgage Association .........   6.000-8.500     07/15/17-06/15/28    1,235,022
                                                                                                        -----------
                Total U.S. Government Agency Obligations (cost -
                $3,736,109) ......................................                                        3,711,166
                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                         BEAR                        STEARNS            FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                            INTEREST           MATURITY
    (000'S)                                                            RATE(S)           DATE(S)           VALUE
-------------------------------------------------------------------------------------------------------------------

          LONG-TERM DEBT INVESTMENTS (CONTINUED)

                U.S. GOVERNMENT OBLIGATIONS - 5.57%
                U.S. TREASURY NOTES - 5.57%
     $ 950      U.S. Treasury Notes (cost - $979,563) ............   5.625-6.500%    02/15/06-08/15/23  $   990,266
                                                                                                        -----------
                Total Long-Term Debt Investments (cost -
                $7,981,221) ......................................                                        7,933,412
                                                                                                        -----------

    SHARES
---------------
                SHORT-TERM INVESTMENT -- 2.41%

                INVESTMENT COMPANY - 2.41%
   428,831      Federated Investors, Trust for Short-Term U.S. Government Securities** (cost -
                  $428,831) ..........................................................................      428,831
                                                                                                        -----------
                Total Investments -- 101.53% (cost - $17,036,503) ....................................   18,069,265
                Liabilities in excess of other assets -- (1.53)% .....................................     (271,595)
                                                                                                        -----------
                Net Assets -- 100.00% ................................................................  $17,797,670
                                                                                                        -----------
                                                                                                        -----------

---------
ADR        American Depositary Receipts.
*          Non-income producing security.
**         Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------
    SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS -- 101.83%

                AUSTRALIA - 4.47%
                BREWERY - 0.97%
         47,500 Foster's Brewing Group Ltd. ......................  $   139,213
                                                                    -----------
                COMMERCIAL BANKS-PACIFIC RIM - 1.57%
         12,500 National Australia Bank Ltd. .....................      226,156
                                                                    -----------
                FINANCE-OTHER SERVICES - 1.24%
         14,000 Lend Lease Corp. Ltd.+ ...........................      177,625
                                                                    -----------
                RETAIL-MISCELLANEOUS/DIVERSIFIED - 0.69%
         18,400 Coles Myer Ltd. ..................................       99,429
                                                                    -----------
                Total Australia (cost - $619,858) ................      642,423
                                                                    -----------
                FINLAND - 6.46%
                TELECOMMUNICATION EQUIPMENT - 5.49%
          4,900 Nokia Oyj, Class A ...............................      788,736
                                                                    -----------
                TELEPHONE-INTEGRATED - 0.97%
          8,400 Sonera Group Oyj* ................................      139,655
                                                                    -----------
                Total Finland (cost - $558,302)                         928,391
                                                                    -----------

                FRANCE - 16.54%
                COMPUTER-INTEGRATED SYSTEMS - 1.22%
          2,300 Equant NV* .......................................      174,807
                                                                    -----------
                COMPUTER SERVICES - 2.72%
          2,333 Cap Gemini SA ....................................      390,647
                                                                    -----------
                COSMETICS & TOILETRIES - 1.10%
            250 L'OREAL ..........................................      158,159
                                                                    -----------
                DIVERSIFIED OPERATIONS - 1.88%
          1,100 Vivendi ..........................................      270,642
                                                                    -----------
                ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.31%
          1,900 STMicroelectronics NV* ...........................      188,609
                                                                    -----------
                FOOD-RETAIL - 0.64%
            150 Promodes .........................................       91,657
                                                                    -----------
                MEDICAL-DRUGS - 1.74%
          1,100 Sanofi SA ........................................      185,257
            300 Synthelabo SA ....................................       65,261
                                                                    -----------
                                                                        250,518
                                                                    -----------
                MONEY CENTER BANKS - 0.37%
            600 Banque Nationale de Paris ........................       52,209
                                                                    -----------

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

         FRANCE (CONTINUED)

                MULTI-LINE INSURANCE - 1.75%
          1,900 Axa ..............................................  $   251,889
                                                                    -----------
                OIL COMPANIES-INTEGRATED - 0.38%
            400 Elf Aquitaine SA .................................       54,325
                                                                    -----------
                TELEPHONE-INTEGRATED - 1.03%
          1,835 France Telecom SA ................................      148,380
                                                                    -----------
                TELEVISION - 1.63%
            800 Canal Plus .......................................      234,486
                                                                    -----------
                WATER - 0.77%
            600 Suez Lyonnaise des Eaux SA .......................      111,025
                                                                    -----------
                Total France (cost - $2,219,488) .................    2,377,353
                                                                    -----------

                GERMANY - 3.75%
                DIVERSIFIED OPERATIONS - 0.36%
            100 Preussag AG ......................................       52,144
                                                                    -----------
                MACHINERY - GENERAL INDUSTRY - 2.76%
          3,200 Mannesmann AG ....................................      396,943
                                                                    -----------
                REINSURANCE - 0.01%
              8 Muenchener Rueckversicherungs-Gesellschaft AG-New
                  Registered Shares* .............................        1,576
              8 Muenchener Rueckversicherungs-Gesellschaft AG
                  Registered Shares ..............................        1,596
              8 Muenchener Rueckversicherungs-Gesellschaft AG,
                  Warrants* ......................................          292
                                                                    -----------
                                                                          3,464
                                                                    -----------
                TELEPHONE-INTEGRATED - 0.62%
          2,200 Deutsche Telekom AG ..............................       88,472
                                                                    -----------
                Total Germany (cost - $413,847) ..................      541,023
                                                                    -----------

                HONG KONG - 3.48%
                DIVERSIFIED OPERATIONS - 0.44%
          8,000 Hutchison Whampoa Ltd. ...........................       62,971
                                                                    -----------
                MONEY CENTER BANKS - 1.57%
          7,200 HSBC Holdings plc ................................      225,768
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

         COMMON STOCKS (CONTINUED)
         HONG KONG (CONTINUED)

                REAL ESTATE DEVELOPMENT - 1.47%
         14,000 Cheung Kong (Holdings) Ltd. ......................  $   106,587
         14,000 Sun Hung Kai Properties Ltd. .....................      104,780
                                                                    -----------
                                                                        211,367
                                                                    -----------
                Total Hong Kong (cost - $463,562) ................      500,106
                                                                    -----------
                IRELAND - 1.77%
                COMMERCIAL BANKS-EUROPE - 1.33%
          9,200 Bank of Ireland ..................................      191,958
                                                                    -----------
                DRUG DELIVERY SYSTEMS - 0.44%
            900 Elan Corp. plc, ADR ..............................       62,775
                                                                    -----------
                Total Ireland (cost - $239,116) ..................      254,733
                                                                    -----------
                ITALY - 4.49%
                CELLULAR TELECOMMUNICATIONS - 1.16%
         24,800 Telecom Italia Mobile SpA ........................      166,801
                                                                    -----------
                GAS-DISTRIBUTION - 0.73%
         21,600 Italgas SpA ......................................      104,936
                                                                    -----------
                MONEY CENTER BANKS - 0.27%
          2,404 Instituto Bancario San Paolo di Torino ...........       39,060
                                                                    -----------
                MULTI-LINE INSURANCE - 1.14%
          4,100 Assicurazioni Generali SpA .......................      164,216
                                                                    -----------
                TELEVISION - 1.19%
         18,100 Mediaset SpA* ....................................      170,198
                                                                    -----------
                Total Italy (cost - $608,440)                           645,211
                                                                    -----------
                JAPAN - 22.81%
                AUDIO/VIDEO PRODUCTS - 1.99%
          3,100 Sony Corp. .......................................      286,625
                                                                    -----------
                AUTO-CARS/LIGHT TRUCKS - 0.31%
          1,000 Honda Motor Co., Ltd. ............................       45,174
                                                                    -----------
                BREWERY - 0.57%
          7,000 Kirin Brewery Co., Ltd. ..........................       82,040
                                                                    -----------
                CELLULAR TELECOMMUNICATIONS - 2.06%
            600 NTT Mobile Communications Network, Inc. ..........      296,378
                                                                    -----------
                COMPUTER-INTEGRATED SYSTEMS - 1.56%
         14,000 Fujitsu Ltd. .....................................      224,842
                                                                    -----------
------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

         JAPAN (CONTINUED)

                COSMETICS & TOILETRIES - 2.61%
         17,000 Kao Corp. ........................................  $   375,369
                                                                    -----------
                DISTRIBUTION/WHOLESALE - 0.47%
            600 Softbank Corp. ...................................       67,280
                                                                    -----------
                ELECTRONIC COMPONENTS-MISCELLANEOUS - 2.74%
          6,000 Murata Manufacturing Co., Ltd. ...................      319,176
         11,000 Toshiba Corp. ....................................       75,141
                                                                    -----------
                                                                        394,317
                                                                    -----------
                ELECTRONIC COMPONENTS-SEMICONDUCTORS - 2.16%
          6,000 Tokyo Electron, Ltd. .............................      310,563
                                                                    -----------
                ELECTRONIC MEASUREMENT INSTRUMENTS - 0.31%
            300 Keyence Corp. ....................................       44,837
                                                                    -----------
                FINANCE-INVESTMENT BANKING/BROKERAGE - 0.39%
         12,000 The Nikko Securities Co., Ltd. ...................       55,729
                                                                    -----------
                MEDICAL-DRUGS - 2.70%
         10,000 Takeda Chemical Industries .......................      387,571
                                                                    -----------
                MONEY CENTER BANKS - 0.58%
          6,000 Bank of Tokyo-Mitsubishi, Ltd. ...................       82,682
                                                                    -----------
                OPTICAL SUPPLIES - 0.79%
          2,000 Hoya Corp. .......................................      113,485
                                                                    -----------
                PHOTO EQUIPMENT & SUPPLIES - 0.42%
          5,000 Nikon Corp. ......................................       60,795
                                                                    -----------
                REAL ESTATE DEVELOPMENT - 0.38%
          6,000 Mitsui Fudosan Co., Ltd. .........................       54,057
                                                                    -----------
                RETAIL-MISCELLANEOUS/DIVERSIFIED - 0.89%
          2,000 Ito Yokado Co., Ltd. .............................      128,684
                                                                    -----------
                TELECOMMUNICATION EQUIPMENT - 1.88%
          4,000 Matsushita Electric Industrial Co., Ltd. .........      270,539
                                                                    -----------
                Total Japan (cost - $2,926,124) ..................    3,280,967
                                                                    -----------

                NETHERLANDS - 6.72%
                BREWERY - 0.95%
          2,700 Heineken NV ......................................      136,125
                                                                    -----------
                COMPUTER-INTEGRATED SYSTEMS - 1.75%
          5,500 ASM Lithography Holding NV* ......................      251,463
                                                                    -----------
                FOOD-RETAIL - 0.50%
          1,900 Koninkllijke Ahold NV ............................       72,818
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

         COMMON STOCKS (CONTINUED)
         NETHERLANDS (CONTINUED)

                MULTI-LINE INSURANCE - 1.88%
          2,000 Aegon NV .........................................  $   182,558
          2,300 Fortis (NL) NV ...................................       88,272
                                                                    -----------
                                                                        270,830
                                                                    -----------
                PUBLISHING-PERIODICALS - 1.64%
          1,300 Wolters Kluwer NV ................................      235,782
                                                                    -----------
                Total Netherlands (cost - $945,100) ..............      967,018
                                                                    -----------

                SINGAPORE - 1.13%
                PUBLISHING-NEWSPAPERS - 0.77%
         10,000 Singapore Press Holdings Ltd. ....................      110,501
                                                                    -----------
                REAL ESTATE DEVELOPMENT - 0.36%
         10,000 City Developments Ltd. ...........................       52,069
                                                                    -----------
                Total Singapore (cost - $155,421) ................      162,570
                                                                    -----------
                SPAIN - 0.33%
                ELECTRIC-INTEGRATED - 0.33%
          1,900 Endesa SA (cost - $52,332) .......................       47,957
                                                                    -----------

                SWEDEN - 0.95%
                RETAIL-APPAREL/SHOE - 0.52%
          1,000 Hennes & Mauritz AB ..............................       75,398
                                                                    -----------
                TELECOMMUNICATION EQUIPMENT - 0.43%
          2,600 Telefonaktiebolaget LM Ericsson, ADR .............       61,912
                                                                    -----------
                Total Sweden (cost - $148,992) ...................      137,310
                                                                    -----------

                SWITZERLAND - 3.60%
                MEDICAL-DRUGS - 3.06%
             36 Roche Holding AG .................................      439,010
                                                                    -----------
                TELEPHONE-INTEGRATED - 0.54%
            200 Swisscom AG* .....................................       78,100
                                                                    -----------
                Total Switzerland (cost - $475,529) ..............      517,110
                                                                    -----------
                UNITED KINGDOM - 24.47%
                CABLE TV - 1.49%
         49,300 TeleWest Communications plc Ord 10p* .............      213,886
                                                                    -----------
------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

       UNITED KINGDOM (CONTINUED)

                CELLULAR TELECOMMUNICATIONS - 5.28%
         17,200 Orange plc Ord 20p* ..............................  $   240,594
         27,900 Vodafone Group plc Ord 5p ........................      518,402
                                                                    -----------
                                                                        758,996
                                                                    -----------
                COMPUTER SERVICES - 2.05%
         28,500 Logica plc Ord 10p ...............................      294,220
                                                                    -----------
                DIVERSIFIED OPERATIONS - 0.51%
          3,600 Granada Group plc Ord 25p ........................       72,935
                                                                    -----------
                FOOD-MISCELLANEOUS/DIVERSIFIED - 0.57%
          5,700 Cadbury Schweppes plc Ord 25p ....................       82,722
                                                                    -----------
                MUTI-LINE INSURANCE - 0.35%
          3,800 Allied Zurich plc Ord 25p ........................       51,222
                                                                    -----------
                MEDICAL-DRUGS - 4.70%
         13,500 Glaxo Wellcome plc Ord 25p .......................      452,426
         15,500 SmithKline Beecham plc Ord 6.25p .................      223,570
                                                                    -----------
                                                                        675,996
                                                                    -----------
                MULTIMEDIA - 1.01%
          9,900 Reuters Group plc Ord 25p ........................      145,433
                                                                    -----------
                RETAIL-CONSUMER ELECTRONICS - 1.27%
          8,600 Dixons Group plc Ord 10p .........................      182,285
                                                                    -----------
                RETAIL-MAJOR DEPARTMENT STORES - 0.97%
         11,100 Kingfisher plc Ord 25p ...........................      139,946
                                                                    -----------
                TELECOMMUNICATION SERVICES - 4.55%
          6,400 Cable & Wireless Communications plc Ord 25p* .....       72,579
         20,000 Cable & Wireless plc Ord 25p .....................      249,895
         18,400 COLT Telecom Group plc Ord 25p* ..................      331,489
                                                                    -----------
                                                                        653,963
                                                                    -----------
                TELEPHONE-INTEGRATED - 1.12%
          9,900 British Telecommunications plc Ord 25p ...........      161,575
                                                                    -----------
                TELEVISION - 0.60%
          8,700 Carlton Communications plc Ord 5p ................       85,882
                                                                    -----------
                Total United Kingdom (cost - $2,869,317) .........    3,519,061
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

       COMMON STOCKS (CONTINUED)

                UNITED STATES - 0.86%
                TELECOMMUNICATION SERVICES - 0.86%
          2,200 Global TeleSystems Group, Inc.* (cost -
                  $140,945) ......................................  $   123,062
                                                                    -----------
                Total Investments -- 101.83%
                  (cost - $12,836,373) ...........................   14,644,295
                Liabilities in excess of other assets --
                  (1.83)% ........................................     (262,701)
                                                                    -----------
                Net Assets -- 100.00% ............................  $14,381,594
                                                                    -----------
                                                                    -----------

---------
ADR        American Depositary Receipts.
*          Non-income producing security.
+          Not readily marketable security.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 MARCH 31, 1999

                                                                 LARGE CAP    SMALL CAP                             INTERNATIONAL
                                    S&P STARS    THE INSIDERS      VALUE        VALUE     FOCUS LIST    BALANCED       EQUITY
                                    PORTFOLIO    SELECT FUND     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
ASSETS
  Investments, at value (cost -
    $300,437,498, $38,660,131,
    $16,494,839, $52,529,423,
    $10,508,469, $17,036,503 and
    $12,836,373, respectively)...  $409,454,365  $45,468,125    $21,840,789  $56,776,289  $14,670,286  $18,069,265   $14,644,295
  Receivable for Portfolio shares
    sold.........................     4,145,215       65,757          7,686      120,349       65,481      399,216        12,049
  Receivable for investments
    sold.........................            --      349,034        209,420      361,535           --      494,394        65,152
  Dividends, interest and
    reclaims receivable, if
    any..........................       138,348       24,149         29,254       33,776          570      129,924        66,328
  Receivable from investment
    adviser......................            --        9,266         19,883        2,087       42,591       12,845        18,127
  Deferred organization expenses
    and other assets.............        78,081       85,921         63,271       44,992       59,534       70,910        86,620
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
        Total assets.............   413,816,009   46,002,252     22,170,303   57,339,028   14,838,462   19,176,554    14,892,571
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
LIABILITIES
  Payable for investments
    purchased....................     6,594,616           --             --      223,110           --      245,766        90,169
  Payable for Portfolio shares
    repurchased..................       804,320      199,547        495,156      509,658      438,592    1,040,013       263,818
  Distribution and service fees
    payable (Class A, B and C
    shares)......................       523,031       82,171         30,203       64,200        5,795       13,654        25,034
  Administration fee payable.....        48,776        5,783          2,385        7,269       13,277       21,994         1,853
  Advisory fee payable...........        89,454           --             --           --           --           --            --
  Custodian fee payable..........         3,012        1,990          1,860        2,048        1,984        2,715         2,715
  Accrued expenses...............       167,051       75,669         62,184       98,029       72,862       54,742       127,388
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
        Total liabilities........     8,230,260      365,160        591,788      904,314      532,510    1,378,884       510,977
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
NET ASSETS
  Capital stock, $0.001 par value
    (unlimited shares of
    beneficial interest
    authorized)..................        16,677        2,700          1,096        3,150          830        1,356           952
  Paid-in capital................   297,448,381   38,381,782     15,587,297   51,922,283   10,796,725   16,896,112    12,550,363
  Undistributed net investment
    income.......................            --        9,925         17,215           --           --       36,656            --
  Accumulated net realized
    gain/(loss) from investments,
    securities sold short,
    options and foreign currency
    related transactions, if
    any..........................      (896,176)     434,691        626,957      262,415     (653,420)    (169,216)       23,183
  Net unrealized appreciation on
    investments and foreign
    currency related
    transactions, if any.........   109,016,867    6,807,994      5,345,950    4,246,866    4,161,817    1,032,762     1,807,096
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
        Net assets...............  $405,585,749  $45,637,092    $21,578,515  $56,434,714  $14,305,952  $17,797,670   $14,381,594
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
CLASS A
  Net assets.....................  $206,129,846  $24,395,124    $ 9,676,843  $18,520,271  $ 6,541,656  $ 4,494,523   $ 8,299,250
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
  Shares of beneficial interest
    outstanding..................     8,452,791    1,433,442        490,131    1,032,811      377,779      342,738       548,148
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
  Net asset value per share......        $24.39       $17.02         $19.74       $17.93       $17.32       $13.11        $15.14
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
  Maximum offering price per
    share (net asset value plus
    sales charge. of 5.50%* of
    the offering price)                  $25.81       $18.01         $20.89       $18.97       $18.33       $13.87        $16.02
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
CLASS B
  Net assets.....................  $ 49,319,024  $ 8,426,271    $ 1,910,667  $ 2,715,882  $ 4,460,389  $ 1,810,940   $ 3,156,097
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
  Shares of beneficial interest
    outstanding..................     2,045,745      503,013         97,921      153,345      259,683      138,506       209,734
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
  Net asset value and offering
    price per share**............        $24.11       $16.75         $19.51       $17.71       $17.18       $13.07        $15.05
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
CLASS C
  Net assets.....................  $ 97,653,820  $11,902,023    $ 5,250,027  $11,111,814  $ 3,303,907  $ 1,089,141   $ 2,926,247
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
  Shares of beneficial interest
    outstanding..................     4,052,356      710,975        268,231      627,714      192,252       83,326       194,435
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
  Net asset value and offering
    price per share**............        $24.10       $16.74         $19.57       $17.70       $17.19       $13.07        $15.05
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
CLASS Y
  Net assets.....................  $ 52,483,059  $   913,674    $ 4,740,978  $24,086,747           --  $10,403,066            --
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
  Shares of beneficial interest
    outstanding..................     2,126,974       52,708        239,739    1,336,066           --      790,505            --
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
  Net asset value, offering and
    redemption price per share...        $24.68       $17.33         $19.78       $18.03           --       $13.16            --
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  -----------  -----------  -------------

------------
 *On investments of $50,000 or more, the offering price is reduced. **Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            STATEMENTS OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 1999

                                                               LARGE CAP    SMALL CAP                             INTERNATIONAL
                                    S&P STARS   THE INSIDERS     VALUE        VALUE      FOCUS LIST   BALANCED        EQUITY
                                    PORTFOLIO   SELECT FUND    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
INVESTMENT INCOME
  Dividends......................  $ 1,860,735   $  635,657    $  404,467  $    386,833  $   56,372  $ 132,157      $ 169,273
  Interest.......................      188,648      225,148        52,123       212,916      25,252    469,275         64,793
      Less: Foreign taxes
        withheld.................      (13,168)      (1,432)         (389)           --          --       (106)       (28,803)
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
                                     2,036,215      859,373       456,201       599,749      81,624    601,326        205,263
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
EXPENSES
  Advisory fees..................    2,007,915      365,355       165,850       497,109      63,550    101,976        114,148
  Distribution and service fees -
    Class A......................      682,524      124,069        46,716       111,413      21,863     23,454         30,684
  Distribution and service fees -
    Class B......................      193,055       68,310        12,841        21,972      31,426     14,094         26,946
  Distribution and service fees -
    Class C......................      714,370      130,390        55,531       151,596      22,616      9,368         25,834
  Transfer agent fees and
    expenses.....................      312,232      153,830       105,546       147,323      88,287     88,841         76,008
  Accounting fees................      256,593      127,397       100,173       147,784      50,847     64,618         55,768
  Administration fees............      401,582       68,666        33,079        99,413      14,665     23,533         17,122
  Federal and state registration
    fees.........................       89,021       40,052        45,244        67,262      83,256     83,156         80,168
  Legal and auditing fees........      132,727       48,966        44,610        49,874      37,178     32,852         20,133
  Custodian fees and expenses....       46,170       24,999        11,001        28,711      13,555     15,817         27,725
  Amortization of organization
    expenses.....................       40,719       36,120        15,695        21,604       8,080     11,757         12,202
  Reports and notices to
    shareholders.................       81,501       11,819        10,132        19,999          --      1,038            289
  Insurance expenses.............        7,531        6,911         6,080         6,326       6,261      6,263          6,261
  Trustees' fees and expenses....        4,991        3,941         4,055         3,001       4,103      3,311          3,450
  Other..........................       75,673        3,219         3,094         6,488         393        323            666
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
      Total expenses before
        waivers and related
        reimbursements...........    5,046,604    1,214,044       659,647     1,379,875     446,080    480,401        497,404
      Less: waivers and related
        reimbursements...........     (716,763)    (364,596)     (322,961)     (429,559)   (281,791)  (326,219)      (271,159)
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
      Total expenses after
        waivers and related
        reimbursements...........    4,329,841      849,448       336,686       950,316     164,289    154,182        226,245
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
  Net investment income/(loss)...   (2,293,626)       9,925       119,515      (350,567)    (82,665)   447,144        (20,982)
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from:
    Investments..................    4,870,089      446,891     1,012,884       279,839    (653,420)  (169,216)        42,889
    Option transactions..........    1,430,342           --            --            --          --         --             --
    Securities sold short........   (1,205,082)     (12,202)           --       (17,427)         --         --             --
    Foreign currency related
      transactions...............           --           --            --            --          --         --        (26,898)
  Net change in unrealized
    appreciation on:
    Investments..................   69,260,476     (424,713)     (291,673)  (15,312,529)  3,662,162    426,454        896,709
    Foreign currency related
      transactions...............           --           --            --            --          --         --        (48,161)
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
  Net realized and unrealized
    gain/(loss) on investments...   74,355,825        9,976       721,211   (15,050,117)  3,008,742    257,238        864,539
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
NET INCREASE/(DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................  $72,062,199   $   19,901    $  840,726  $(15,400,684) $2,926,077  $ 704,382      $ 843,557
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------
                                   -----------  ------------   ----------  ------------  ----------  ----------   --------------

The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                            S&P STARS PORTFOLIO            THE INSIDERS SELECT FUND          LARGE CAP VALUE PORTFOLIO
                      -------------------------------   -------------------------------   -------------------------------
                         FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                       FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                          ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                      MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1999   MARCH 31, 1998
                      --------------   --------------   --------------   --------------   --------------   --------------
INCREASE/(DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
  Net investment
    income/(loss)...  $   (2,293,626)   $ (1,516,182)    $      9,925     $   (31,926)     $   119,515      $     81,316
  Net realized
    gain/(loss) on
    investments.....       5,095,349      20,429,272          434,689       6,125,491        1,012,884         2,468,368
  Net change in
    unrealized
    appreciation....      69,260,476      37,801,568         (424,713)      4,989,395         (291,673)        4,011,497
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net
 increase/(decrease)
    in net assets
    resulting from
    operations......      72,062,199      56,714,658           19,901      11,082,960          840,726         6,561,181
                      --------------   --------------   --------------   --------------   --------------   --------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income
    Class A
      shares........              --              --               --              --          (52,112)           (6,738)
    Class B
      shares........              --              --               --              --           (4,736)               --
    Class C
      shares........              --              --               --              --           (3,697)               --
    Class Y
      shares........              --              --               --              --          (58,015)          (66,694)
                      --------------   --------------   --------------   --------------   --------------   --------------
                                  --              --               --              --         (118,560)          (73,432)
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net realized
    capital gains
    Class A
      shares........      (6,112,211)    (12,011,452)      (1,358,815)     (2,877,613)        (807,345)       (1,061,580)
    Class B
      shares........        (944,991)             --         (434,161)             --         (114,321)               --
    Class C
      shares........      (3,004,046)     (7,215,795)        (675,728)     (1,511,446)        (474,805)         (688,493)
    Class Y
      shares........      (1,819,866)     (3,784,124)         (54,124)       (272,772)        (487,820)       (1,872,935)
                      --------------   --------------   --------------   --------------   --------------   --------------
                         (11,881,114)    (23,011,371)      (2,522,828)     (4,661,831)      (1,884,291)       (3,623,008)
                      --------------   --------------   --------------   --------------   --------------   --------------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from
    the sale of
    shares..........     370,960,712      85,871,383       26,721,919      13,066,709        9,602,484         8,081,705
  Cost of shares
    repurchased.....    (250,991,253)    (46,357,215)     (18,667,292)    (11,007,952)      (9,537,890)       (7,019,459)
  Shares issued in
    reinvestment of
    dividends.......      11,062,277      21,279,449        2,358,103       4,312,328        1,621,941         3,045,286
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net
 increase/(decrease)
    in net assets
    derived from
    shares of
    beneficial
    interest
    transactions....     131,031,736      60,793,617       10,412,730       6,371,085        1,686,535         4,107,532
                      --------------   --------------   --------------   --------------   --------------   --------------
  Total
 increase/(decrease)
    in net assets...     191,212,821      94,496,904        7,909,803      12,792,214          524,410         6,972,273
NET ASSETS
  Beginning of
    period..........     214,372,928     119,876,024       37,727,289      24,935,075       21,054,105        14,081,832
                      --------------   --------------   --------------   --------------   --------------   --------------
  End of period**...  $  405,585,749    $214,372,928     $ 45,637,092     $37,727,289      $21,578,515      $ 21,054,105
                      --------------   --------------   --------------   --------------   --------------   --------------
                      --------------   --------------   --------------   --------------   --------------   --------------

----------
  *  Commencement of operations.
 **  Includes undistributed net investment income as follows:

                                                FOR THE FISCAL
                                              YEAR/PERIOD ENDED
                                       MARCH 31, 1999    MARCH 31, 1998
                                      ----------------  ----------------
The Insiders Select Fund............     $    9,925                --
Large Cap Value Portfolio...........         17,215        $   16,260
Balanced Portfolio..................         36,656            16,766
International Equity Portfolio......             --             2,461

The accompanying notes are an integral part of the financial statements.

                                                             FOCUS LIST PORTFOLIO               BALANCED PORTFOLIO
                         SMALL CAP VALUE PORTFOLIO      -------------------------------   -------------------------------
                      -------------------------------                    FOR THE PERIOD                    FOR THE PERIOD
                         FOR THE          FOR THE          FOR THE        DECEMBER 29,       FOR THE        DECEMBER 29,
                       FISCAL YEAR      FISCAL YEAR      FISCAL YEAR         1997*         FISCAL YEAR         1997*
                          ENDED            ENDED            ENDED           THROUGH           ENDED           THROUGH
                      MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1999   MARCH 31, 1998
                      --------------   --------------   --------------   --------------   --------------   --------------
INCREASE/(DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
  Net investment
    income/(loss)...   $   (350,567)    $   (363,627)    $    (82,665)    $     (5,316)    $    447,144     $     47,628
  Net realized
    gain/(loss) on
    investments.....        262,412        8,869,769         (653,420)          22,342         (169,216)          12,323
  Net change in
    unrealized
    appreciation....    (15,312,529)      13,475,276        3,662,162          499,655          426,454          606,308
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net
 increase/(decrease)
    in net assets
    resulting from
    operations......    (15,400,684)      21,981,418        2,926,077          516,681          704,382          666,259
                      --------------   --------------   --------------   --------------   --------------   --------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income
    Class A
      shares........             --               --               --               --         (121,594)         (10,210)
    Class B
      shares........             --               --               --               --          (32,964)          (2,353)
    Class C
      shares........             --               --               --               --          (21,505)          (1,857)
    Class Y
      shares........             --               --               --               --         (251,191)         (16,442)
                      --------------   --------------   --------------   --------------   --------------   --------------
                                 --               --               --               --         (427,254)         (30,862)
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net realized
    capital gains
    Class A
      shares........     (1,150,703)      (1,714,612)          (7,560)              --           (3,931)              --
    Class B
      shares........       (141,517)              --           (5,323)              --           (1,206)              --
    Class C
      shares........       (714,120)      (1,249,650)          (4,143)              --             (703)              --
    Class Y
      shares........     (1,268,782)      (1,869,317)              --               --           (6,483)              --
                      --------------   --------------   --------------   --------------   --------------   --------------
                         (3,275,122)      (4,833,579)         (17,026)              --          (12,323)              --
                      --------------   --------------   --------------   --------------   --------------   --------------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from
    the sale of
    shares..........     45,379,051       26,127,616        7,301,185        7,046,653        8,698,719       10,954,435
  Cost of shares
    repurchased.....    (48,453,172)     (13,322,599)      (3,208,556)        (275,794)      (2,836,127)        (166,905)
  Shares issued in
    reinvestment of
    dividends.......      2,949,510        4,344,751           16,732               --          230,561           16,785
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net
 increase/(decrease)
    in net assets
    derived from
    shares of
    beneficial
    interest
    transactions....       (124,611)      17,149,768        4,109,361        6,770,859        6,093,153       10,804,315
                      --------------   --------------   --------------   --------------   --------------   --------------
  Total
 increase/(decrease)
    in net assets...    (18,800,417)      34,297,607        7,018,412        7,287,540        6,357,958       11,439,712
NET ASSETS
  Beginning of
    period..........     75,235,131       40,937,524        7,287,540               --       11,439,712               --
                      --------------   --------------   --------------   --------------   --------------   --------------
  End of period**...   $ 56,434,714     $ 75,235,131     $ 14,305,952     $  7,287,540     $ 17,797,670     $ 11,439,712
                      --------------   --------------   --------------   --------------   --------------   --------------
                      --------------   --------------   --------------   --------------   --------------   --------------

                      INTERNATIONAL EQUITY PORTFOLIO
                      -------------------------------
                                       FOR THE PERIOD
                         FOR THE        DECEMBER 29,
                       FISCAL YEAR         1997*
                          ENDED           THROUGH
                      MARCH 31, 1999   MARCH 31, 1998
                      --------------   --------------
INCREASE/(DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
  Net investment
    income/(loss)...   $    (20,982)    $      2,461
  Net realized
    gain/(loss) on
    investments.....         15,991         (117,110)
  Net change in
    unrealized
    appreciation....        848,548          958,548
                      --------------   --------------
  Net
 increase/(decrease)
    in net assets
    resulting from
    operations......        843,557          843,899
                      --------------   --------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income
    Class A
      shares........         (1,421)              --
    Class B
      shares........           (530)              --
    Class C
      shares........           (510)              --
    Class Y
      shares........             --               --
                      --------------   --------------
                             (2,461)              --
                      --------------   --------------
  Net realized
    capital gains
    Class A
      shares........             --               --
    Class B
      shares........             --               --
    Class C
      shares........             --               --
    Class Y
      shares........             --               --
                      --------------   --------------
                                 --               --
                      --------------   --------------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from
    the sale of
    shares..........      8,180,925        7,265,097
  Cost of shares
    repurchased.....     (2,716,280)         (34,440)
  Shares issued in
    reinvestment of
    dividends.......          1,297               --
                      --------------   --------------
  Net
 increase/(decrease)
    in net assets
    derived from
    shares of
    beneficial
    interest
    transactions....      5,465,942        7,230,657
                      --------------   --------------
  Total
 increase/(decrease)
    in net assets...      6,307,038        8,074,556
NET ASSETS
  Beginning of
    period..........      8,074,556               --
                      --------------   --------------
  End of period**...   $ 14,381,594     $  8,074,556
                      --------------   --------------
                      --------------   --------------

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                             NET                         NET                       DISTRIBUTIONS    NET
                            ASSET        NET         REALIZED AND     DIVIDENDS      FROM NET      ASSET
                           VALUE,     INVESTMENT      UNREALIZED       FROM NET      REALIZED      VALUE,
                          BEGINNING    INCOME/      GAIN/(LOSS) ON    INVESTMENT      CAPITAL      END OF
                          OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME         GAINS       PERIOD
                          ---------   ----------   ----------------   ----------   -------------   ------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................   $19.97       $(0.12)         $ 5.46          $   --        $(0.92)      $24.39
  For the fiscal year
    ended March 31,
    1998................    16.13        (0.13)           6.69              --         (2.72)      19.97
  For the fiscal year
    ended March 31,
    1997................    14.92        (0.09)           2.63              --         (1.33)      16.13
  For the period April
    3, 1995* through
    March 31, 1996......    12.00           --            3.31              --         (0.39)      14.92
CLASS B
  For the fiscal year
    ended March 31,
    1999................    19.86        (0.12)           5.29              --         (0.92)      24.11
  For the period January
    5, 1998* through
    March 31, 1998......    17.37        (0.04)           2.53              --            --       19.86
CLASS C
  For the fiscal year
    ended March 31,
    1999................    19.85        (0.22)           5.39              --         (0.92)      24.10
  For the fiscal year
    ended March 31,
    1998................    16.06        (0.22)           6.65              --         (2.64)      19.85
  For the fiscal year
    ended March 31,
    1997................    14.86        (0.17)           2.62              --         (1.25)      16.06
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.06)           3.28              --         (0.36)      14.86
CLASS Y
  For the fiscal year
    ended March 31,
    1999................    20.11        (0.05)           5.54              --         (0.92)      24.68
  For the fiscal year
    ended March 31,
    1998................    16.23        (0.05)           6.74              --         (2.81)      20.11
  For the fiscal year
    ended March 31,
    1997................    14.97        (0.02)           2.66              --         (1.38)      16.23
  For the period August
    7, 1995* through
    March 31, 1996......    14.13         0.07            1.20           (0.03)        (0.40)      14.97

THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year
    ended March 31,
    1999................    17.88           --           (0.01)             --         (0.85)      17.02
  For the fiscal year
    ended March 31,
    1998................    14.58           --            6.30              --         (3.00)      17.88
  For the fiscal year
    ended March 31,
    1997................    14.00         0.02            2.48           (0.01)        (1.91)      14.58
  For the period June
    16, 1995* through
    March 31, 1996......    12.00         0.03            1.98           (0.01)           --       14.00
CLASS B
  For the fiscal year
    ended March 31,
    1999................    17.69           --           (0.09)             --         (0.85)      16.75
  For the period January
    6, 1998* through
    March 31, 1998......    15.72         0.01            1.96              --            --       17.69
CLASS C
  For the fiscal year
    ended March 31,
    1999................    17.68           --           (0.09)             --         (0.85)      16.74
  For the fiscal year
    ended March 31,
    1998................    14.48        (0.07)           6.21              --         (2.94)      17.68
  For the fiscal year
    ended March 31,
    1997................    13.96        (0.06)           2.47              --         (1.89)      14.48
  For the period June
    16, 1995* through
    March 31, 1996......    12.00        (0.01)           1.97              --            --       13.96
CLASS Y
  For the fiscal year
    ended March 31,
    1999................    18.09           --            0.09              --         (0.85)      17.33
  For the fiscal year
    ended March 31,
    1998................    14.66         0.07            6.36              --         (3.00)      18.09
  For the fiscal year
    ended March 31,
    1997................    14.02         0.08            2.49           (0.02)        (1.91)      14.66
  For the period June
    20, 1995* through
    March 31, 1996......    12.12         0.07            1.87           (0.04)           --       14.02

------------

  *  Commencement of operations.
 ** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                                        EXPENSE RATIOS AND
                                              NET                       RATIO OF NET            NET
                                            ASSETS,        RATIO OF      INVESTMENT         INVESTMENT
                             TOTAL          END OF        EXPENSES TO   INCOME/(LOSS)      INCOME/(LOSS)      PORTFOLIO
                          INVESTMENT        PERIOD        AVERAGE NET    TO AVERAGE     DUE TO WAIVERS AND    TURNOVER
                           RETURN(3)    (000'S OMITTED)    ASSETS(1)    NET ASSETS(1)     REIMBURSEMENTS        RATE
                          -----------   ---------------   -----------   -------------   -------------------   ---------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................   27.46%          $206,130        1.50%          (0.73)%               0.27%           76.17%
  For the fiscal year
    ended March 31,
    1998................   43.53            109,591        1.50(7)        (0.83)(6)             0.38           172.78(7)
  For the fiscal year
    ended March 31,
    1997................   16.87             67,491        1.50(7)        (0.59)(6)             0.70           220.00(7)
  For the period April
    3, 1995* through
    March 31, 1996......   27.68             45,049        1.50(5)(7)     (0.01)(5)(6)          0.89(5)        295.97(7)
CLASS B
  For the fiscal year
    ended March 31,
    1999................   26.75             49,319        2.00           (1.23)                0.27            76.17
  For the period January
    5, 1998* through
    March 31, 1998......   14.34(4)           5,800        2.00(5)        (1.47)(4)(5)          0.53(4)(5)     172.78(7)
CLASS C
  For the fiscal year
    ended March 31,
    1999................   26.75             97,654        2.00           (1.23)                0.27            76.17
  For the fiscal year
    ended March 31,
    1998................   42.80             63,330        2.00(7)        (1.32)(6)             0.38           172.78(7)
  For the fiscal year
    ended March 31,
    1997................   16.33             37,622        2.00(7)        (1.09)                0.70           220.00(7)
  For the period April
    3, 1995* through
    March 31, 1996......   26.91             28,081        2.00(5)(7)     (0.45)(4)(5)(6)         0.92(5)      295.97(7)
CLASS Y
  For the fiscal year
    ended March 31,
    1999................   28.02             52,483        1.00           (0.23)                0.27            76.17
  For the fiscal year
    ended March 31,
    1998................   44.22             35,652        1.00(7)        (0.32)(6)             0.38           172.78(7)
  For the fiscal year
    ended March 31,
    1997................   17.48             14,763        1.00(7)        (0.10)(6)             0.70           220.00(7)
  For the period August
    7, 1995* through
    March 31, 1996......    9.09(4)           8,779        1.00(5)(7)      0.82(4)(5)(6)         0.99(4)(5)    295.97(7)

THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year
    ended March 31,
    1999................    0.29             24,395        1.65            0.02                 0.81            99.71
  For the fiscal year
    ended March 31,
    1998................   46.02             21,912        1.65            0.03                 1.09           115.64
  For the fiscal year
    ended March 31,
    1997................   18.31             13,860        1.65            0.11                 1.82           128.42
  For the period June
    16, 1995* through
    March 31, 1996......   16.75             12,132        1.65(5)         0.38(5)              1.87(5)         93.45
CLASS B
  For the fiscal year
    ended March 31,
    1999................   (0.16)             8,426        2.15            0.03                 0.81            99.71
  For the period January
    6, 1998* through
    March 31, 1998......   12.53(4)           2,253        2.15(5)        (0.95)(4)(5)          1.82(4)(5)     115.64
CLASS C
  For the fiscal year
    ended March 31,
    1999................   (0.16)            11,902        2.15            0.02                 0.81            99.71
  For the fiscal year
    ended March 31,
    1998................   45.17             12,297        2.15           (0.46)                1.10           115.64
  For the fiscal year
    ended March 31,
    1997................   17.69              9,519        2.15           (0.38)                1.81           128.42
  For the period June
    16, 1995* through
    March 31, 1996......   16.33              9,928        2.15(5)        (0.12)(5)             1.92(5)         93.45
CLASS Y
  For the fiscal year
    ended March 31,
    1999................    0.85                914        1.15            0.02                 0.81            99.71
  For the fiscal year
    ended March 31,
    1998................   46.68              1,265        1.15            0.55                 1.07           115.64
  For the fiscal year
    ended March 31,
    1997................   18.81              1,557        1.15            0.60                 1.81           128.42
  For the period June
    20, 1995* through
    March 31, 1996......   15.98(4)           1,293        1.15(5)         0.97(4)(5)           2.04(4)(5)      93.45

------------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the intial public offerings.
(5)  Annualized.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(7) Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total invesment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                             NET                         NET                       DISTRIBUTIONS    NET
                            ASSET        NET         REALIZED AND     DIVIDENDS      FROM NET      ASSET
                           VALUE,     INVESTMENT      UNREALIZED       FROM NET      REALIZED      VALUE,
                          BEGINNING    INCOME/      GAIN/(LOSS) ON    INVESTMENT      CAPITAL      END OF
                          OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME         GAINS       PERIOD
                          ---------   ----------   ----------------   ----------   -------------   ------

LARGE CAP VALUE
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................   $20.83       $ 0.11          $ 0.59          $(0.11)       $(1.68)      $19.74
  For the fiscal year
    ended March 31,
    1998................    17.17         0.05            7.15           (0.02)        (3.52)       20.83
  For the fiscal year
    ended March 31,
    1997................    15.13         0.04            2.28           (0.10)        (0.18)       17.17
  For the period April
    3, 1995* through
    March 31, 1996......    12.00         0.06            3.10           (0.02)        (0.01)       15.13
CLASS B
  For the fiscal year
    ended March 31,
    1999................    20.66         0.08            0.52           (0.07)        (1.68)       19.51
  For the period January
    28, 1998* through
    March 31, 1998......    18.17        (0.01)           2.50              --            --        20.66
CLASS C
  For the fiscal year
    ended March 31,
    1999................    20.66         0.07            0.53           (0.01)        (1.68)       19.57
  For the fiscal year
    ended March 31,
    1998................    17.11        (0.03)           7.10              --         (3.52)       20.66
  For the fiscal year
    ended March 31,
    1997................    15.08        (0.02)           2.25           (0.02)        (0.18)       17.11
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.01)           3.10              --         (0.01)       15.08
CLASS Y
  For the fiscal year
    ended March 31,
    1999................    20.84         0.17            0.65           (0.20)        (1.68)       19.78
  For the fiscal year
    ended March 31,
    1998................    17.18         0.26            7.05           (0.13)        (3.52)       20.84
  For the fiscal year
    ended March 31,
    1997................    15.12         0.23            2.17           (0.16)        (0.18)       17.18
  For the period
    September 11, 1995*
    through March 31,
    1996................    13.98         0.07            1.16           (0.08)        (0.01)       15.12

SMALL CAP VALUE
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................    23.65        (0.13)          (4.65)             --         (0.94)       17.93
  For the fiscal year
    ended March 31,
    1998................    17.48        (0.14)           8.06              --         (1.75)       23.65
  For the fiscal year
    ended March 31,
    1997................    15.87        (0.10)           1.95              --         (0.24)       17.48
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.07)           4.17              --         (0.23)       15.87
CLASS B
  For the fiscal year
    ended March 31,
    1999................    23.48        (0.16)          (4.67)             --         (0.94)       17.71
  For the period January
    21, 1998* through
    March 31, 1998......    19.95           --            3.53              --            --        23.48
CLASS C
  For the fiscal year
    ended March 31,
    1999................    23.48        (0.26)          (4.58)             --         (0.94)       17.70
  For the fiscal year
    ended March 31,
    1998................    17.38        (0.24)           8.00              --         (1.66)       23.48
  For the fiscal year
    ended March 31,
    1997................    15.79        (0.18)           1.93              --         (0.16)       17.38
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.10)           4.11              --         (0.22)       15.79
CLASS Y
  For the fiscal year
    ended March 31,
    1999................    23.65        (0.02)          (4.66)             --         (0.94)       18.03
  For the fiscal year
    ended March 31,
    1998................    17.47        (0.04)           8.06              --         (1.84)       23.65
  For the fiscal year
    ended March 31,
    1997................    15.85        (0.05)           1.97              --         (0.30)       17.47
  For the period June
    22, 1995* through
    March 31, 1996......    13.09           --            3.05              --         (0.29)       15.85

FOCUS LIST PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................    13.40        (0.07)           4.01              --         (0.02)       17.32
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00        (0.01)           1.41              --            --        13.40
CLASS B
  For the fiscal year
    ended March 31,
    1999................    13.38        (0.13)           3.95              --         (0.02)       17.18
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00        (0.01)           1.39              --            --        13.38
CLASS C
  For the fiscal year
    ended March 31,
    1999................    13.38        (0.13)           3.96              --         (0.02)       17.19
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00        (0.01)           1.39              --            --        13.38

----------

  *  Commencement of operations.
 ** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                                        EXPENSE RATIOS AND
                                              NET                       RATIO OF NET            NET
                                            ASSETS,        RATIO OF      INVESTMENT         INVESTMENT
                             TOTAL          END OF        EXPENSES TO   INCOME/(LOSS)      INCOME/(LOSS)      PORTFOLIO
                          INVESTMENT        PERIOD        AVERAGE NET    TO AVERAGE     DUE TO WAIVERS AND    TURNOVER
                           RETURN(3)    (000'S OMITTED)    ASSETS(1)    NET ASSETS(1)     REIMBURSEMENTS        RATE
                          -----------   ---------------   -----------   -------------   -------------------   ---------

LARGE CAP VALUE
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................    3.68%          $  9,677        1.50%           0.54%                1.46%           38.27%
  For the fiscal year
    ended March 31,
    1998................   44.59              8,358        1.50            0.32                 1.73            61.75
  For the fiscal year
    ended March 31,
    1997................   15.44              4,987        1.50            0.43                 1.58           136.67
  For the period April
    3, 1995* through
    March 31, 1996......   26.35              3,616        1.50(5)         0.46(5)              4.34(5)         45.28
CLASS B
  For the fiscal year
    ended March 31,
    1999................    3.21              1.911        2.00            0.08                 1.46            38.27
  For the period January
    28, 1998* through
    March 31, 1998......   13.70(4)             446        2.00(5)        (0.73)(4)(5)          1.05(4)(5)      61.75
CLASS C
  For the fiscal year
    ended March 31,
    1999................    3.22              5,250        2.00            0.08                 1.46            38.27
  For the fiscal year
    ended March 31,
    1998................   43.94              4,987        2.00           (0.19)                1.73            61.75
  For the fiscal year
    ended March 31,
    1997................   14.87              2,986        2.00           (0.08)                1.61           136.67
  For the period April
    3, 1995* through
    March 31, 1996......   25.71              3,520        2.00(5)        (0.06)(5)             4.39(5)         45.28
CLASS Y
  For the fiscal year
    ended March 31,
    1999................    4.29              4,741        1.00            1.08                 1.46            38.27
  For the fiscal year
    ended March 31,
    1998................   45.27              7,263        1.00            0.83                 1.76            61.75
  For the fiscal year
    ended March 31,
    1997................   16.04              6,109        1.00            1.00                 1.50           136.67
  For the period
    September 11, 1995*
    through March 31,
    1996................    8.75(4)           3,413        1.00(5)         0.76(4)(5)           4.41(4)(5)      45.28

SMALL CAP VALUE
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................  (20.26)            18,520        1.50           (0.60)                0.65            84.12
  For the fiscal year
    ended March 31,
    1998................   46.86             25,111        1.50           (0.71)                0.76            90.39
  For the fiscal year
    ended March 31,
    1997................   11.71             13,143        1.50           (0.81)                1.00            56.88
  For the period April
    3, 1995* through
    March 31, 1996......   34.36              6,474        1.50(5)        (0.66)(5)             2.32(5)         40.79
CLASS B
  For the fiscal year
    ended March 31,
    1999................  (20.63)             2,716        2.00           (1.10)                0.65            84.12
  For the period January
    21, 1998* through
    March 31, 1998......   17.69(4)             901        2.00(5)        (1.49)(4)(5)          1.31(4)(5)      90.39
CLASS C
  For the fiscal year
    ended March 31,
    1999................  (20.67)            11,112        2.00           (1.10)                0.65            84.12
  For the fiscal year
    ended March 31,
    1998................   46.10             18,082        2.00           (1.21)                0.76            90.39
  For the fiscal year
    ended March 31,
    1997................   11.12             11,071        2.00           (1.31)                0.99            56.88
  For the period April
    3, 1995* through
    March 31, 1996......   33.59              6,753        2.00(5)        (1.09)(5)             2.39(5)         40.79
CLASS Y
  For the fiscal year
    ended March 31,
    1999................  (19.84)            24,087        1.00           (0.10)                0.65            84.12
  For the fiscal year
    ended March 31,
    1998................   47.54             31,141        1.00           (0.21)                0.77            90.39
  For the fiscal year
    ended March 31,
    1997................   12.19             16,724        1.00           (0.31)(4)(5)          1.00            56.88
  For the period June
    22, 1995* through
    March 31, 1996......   23.52(4)           8,989        1.00(5)           --                 2.45(4)(5)      40.79

FOCUS LIST PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................   29.47              6,542        1.40           (0.57)                2.89            84.49
  For the period
    December 29, 1997*
    through March 31,
    1998................   11.67              3,201        1.40(5)        (0.30)(5)             5.01(5)         28.91
CLASS B
  For the fiscal year
    ended March 31,
    1999................   28.61              4,460        1.90           (1.07)                2.89            84.49
  For the period
    December 29, 1997*
    through March 31,
    1998................   11.50              2,399        1.90(5)        (0.78)(5)             5.27(5)         28.91
CLASS C
  For the fiscal year
    ended March 31,
    1999................   28.69              3,304        1.90           (1.07)                2.89            84.49
  For the period
    December 29, 1997*
    through March 31,
    1998................   11.50              1,687        1.90(5)        (0.62)(5)             5.52(5)         28.91

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the intial public offerings.
(5)  Annualized.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total invesment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                             NET                         NET                       DISTRIBUTIONS    NET
                            ASSET        NET         REALIZED AND     DIVIDENDS      FROM NET      ASSET
                           VALUE,     INVESTMENT      UNREALIZED       FROM NET      REALIZED      VALUE,
                          BEGINNING    INCOME/         GAIN ON        INVESTMENT      CAPITAL      END OF
                          OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME         GAINS       PERIOD
                          ---------   ----------   ----------------   ----------   -------------   ------

BALANCED PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................   $12.93       $ 0.34          $ 0.18          $(0.33)       $(0.01)      $13.11
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.06            0.91           (0.04)           --        12.93
CLASS B
  For the fiscal year
    ended March 31,
    1999................    12.92         0.29            0.16           (0.29)        (0.01)       13.07
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.05            0.90           (0.03)           --        12.92
CLASS C
  For the fiscal year
    ended March 31,
    1999................    12.92         0.29            0.16           (0.29)        (0.01)       13.07
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.05            0.90           (0.03)           --        12.92
CLASS Y
  For the fiscal year
    ended March 31,
    1999................    12.95         0.37            0.21           (0.36)        (0.01)       13.16
  For the period January
    6, 1998* through
    March 31, 1998......    12.05         0.06            0.88           (0.04)           --        12.95

INTERNATIONAL EQUITY
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................    13.77        (0.03)           1.40              --+           --        15.14
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.01            1.76              --            --        13.77
CLASS B
  For the fiscal year
    ended March 31,
    1999................    13.75        (0.02)           1.32              --+           --        15.05
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00           --            1.75              --            --        13.75
CLASS C
  For the fiscal year
    ended March 31,
    1999................    13.75        (0.02)           1.32              --+           --        15.05
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00           --            1.75              --            --        13.75

----------

  *  Commencement of operations.
 ** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
  +  Amount is less than $0.01 per share.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                                              EXPENSE
                                              NET                       RATIO OF NET      RATIOS AND NET
                                            ASSETS,        RATIO OF      INVESTMENT         INVESTMENT
                             TOTAL          END OF        EXPENSES TO   INCOME/(LOSS)      INCOME/(LOSS)      PORTFOLIO
                          INVESTMENT        PERIOD        AVERAGE NET    TO AVERAGE     DUE TO WAIVERS AND    TURNOVER
                           RETURN(3)    (000'S OMITTED)    ASSETS(1)    NET ASSETS(1)     REIMBURSEMENTS        RATE
                          -----------   ---------------   -----------   -------------   -------------------   ---------

BALANCED PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................    4.07%          $  4,495        1.20%           2.65%                2.08%           45.98%
  For the period
    December 29, 1997*
    through March 31,
    1998................    8.04              3,852        1.20(5)         2.47(5)              3.25(5)         12.72
CLASS B
  For the fiscal year
    ended March 31,
    1999................    3.56              1,811        1.70            2.15                 2.08            45.98
  For the period
    December 29, 1997*
    through March 31,
    1998................    7.92              1,044        1.70(5)         1.96(5)              3.30(5)         12.72
CLASS C
  For the fiscal year
    ended March 31,
    1999................    3.56              1,089        1.70            2.15                 2.08            45.98
  For the period
    December 29, 1997*
    through March 31,
    1998................    7.92                858        1.70(5)         1.95(5)              3.33(5)         12.72
CLASS Y
  For the fiscal year
    ended March 31,
    1999................    4.59             10,403        0.70            3.15                 2.08            45.98
  For the period January
    6, 1998* through
    March 31, 1998......    7.80(4)           5,685        0.70(5)         2.98(4)(5)           3.12(4)(5)      12.72

INTERNATIONAL EQUITY
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999................    9.97              8,299        1.75            0.05                 2.38           114.68
  For the period
    December 29, 1997*
    through March 31,
    1998................   14.75              3,765        1.75(5)         0.53(5)              4.06(5)          3.26
CLASS B
  For the fiscal year
    ended March 31,
    1999................    9.48              3,156        2.25           (0.45)                2.38           114.68
  For the period
    December 29, 1997*
    through March 31,
    1998................   14.58              2,137        2.25(5)        (0.06)(5)             4.04(5)          3.26
CLASS C
  For the fiscal year
    ended March 31,
    1999................    9.48              2,926        2.25           (0.45)                2.38           114.68
  For the period
    December 29, 1997*
    through March 31,
    1998................   14.58              2,173        2.25(5)        (0.06)(5)             4.04(5)          3.26

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for Class Y shares are not necessarily comparable to those of Class A and C shares due to timing differences in the commencement of the intial public offering of Class Y shares.
(5)  Annualized.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has ten separate portfolios in operation: seven diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Balanced Portfolio ("Balanced"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Income Portfolio and Prime Money Market Portfolio and three non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select") and Focus List Portfolio ("Focus List") (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of Focus List and International Equity have yet to commence their initial public offerings.

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations, each Portfolio as indicated below did not have any transactions other than those relating to organizational matters and the issuance of shares of beneficial interest of the Portfolios to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") as follows:

                                               SHARES OF BENEFICIAL INTEREST
                                ------------------------------------------------------------
                                   COMMENCEMENT OF
PORTFOLIO                            OPERATIONS        CLASS A   CLASS B   CLASS C   CLASS Y
------------------------------  ---------------------  -------   -------   -------   -------
S&P STARS.....................      April 3, 1995       5,209        --     5,209        --
Insiders Select...............      June 16, 1995           1        --         1        --
Large Cap.....................      April 3, 1995       1,042        --     1,042        --
Small Cap.....................      April 3, 1995       1,042        --     1,042        --
Focus List....................    December 29, 1997         1         1         1         1
Balanced......................    December 29, 1997         1         1         1         1
International Equity..........    December 29, 1997         1         1         1         1

Costs of $203,596, $181,965, $99,875, $107,203, $39,619, $54,795 and $61,015
which were incurred by S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List, Balanced and International Equity, respectively, in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio.

In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in a particular Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that a particular Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange on each business day. Portfolio securities, including covered call options written by the Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Valuation Committee. In making this determination the Valuation Committee will follow procedures adopted by the Board of Trustees, such procedures are among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Amortization is recorded on a straight-line basis. Each Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

OPTIONS WRITTEN -- When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contractual or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. Each Portfolio's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. The Portfolios had no other transactions except for those listed below.

Option activity for the fiscal year ended March 31, 1999 was as follows:

                                                  S&P STARS
                                ----------------------------------------------
                                     CALL OPTIONS             PUT OPTIONS
                                -----------------------  ---------------------
                                CONTRACTS    PREMIUMS    CONTRACTS   PREMIUMS
                                ---------   -----------  ---------   ---------
Outstanding at beginning of
 year.........................        --             --       --            --
Options written...............     5,600    $ 2,371,262       --            --
Options purchased.............        --             --    3,500     $1,217,695
Options closed or expired.....    (5,600)    (2,371,262)  (3,500)    (1,217,695)
                                ---------   -----------  ---------   ---------
Outstanding at end of year....        --             --       --            --
                                ---------   -----------  ---------   ---------
                                ---------   -----------  ---------   ---------

SHORT SELLING -- S&P STARS, Insiders Select, Large Cap and Small Cap may engage in short selling of securities. Of the Portfolios that may engage in short selling only S&P STARS, Insiders Select and Small Cap engaged in short sales during the fiscal year ended March 31, 1999. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. When a Portfolio makes a short sale, an amount equal to the proceeds received by a Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of a Portfolio to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by a Portfolio). Upon termination of a short sale, a Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. Focus List, Balanced and International Equity may only engage in short sales "against the box", a transaction in which a Portfolio enters into a short sale of a security which a Portfolio owns. Focus List, Balanced and International Equity did not engage in any short sales "against the box" during the fiscal year ended March 31, 1999. The Portfolios had no open short sales at March 31, 1999.

SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. At March 31, 1999, none of the Portfolios had securities out on loan. During the fiscal year ended March 31, 1999, income from securities lending of $34,462 was earned by S&P STARS. Such income from securities lending is included under the caption INTEREST in the Statements of Operations.

FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies, if any, are recorded in a Portfolio's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in the Statements of Operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the Statements of Operations that result from fluctuations in foreign currency exchange rates. Each Portfolio reports certain foreign currency related transactions, if any, as components of realized gains/(losses) for financial reporting purposes, whereas such components are treated as ordinary income/(loss) for U.S. federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. For the fiscal year ended March 31, 1999, none of the Portfolios had open forward currency contracts.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations. The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply or continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

For U.S. federal income tax purposes, realized capital losses incurred after October 31, 1998, within the fiscal year are deemed to arise on the first day of the following fiscal year. Balanced incurred and elected to defer such losses of $163,370. At March 31, 1999, Focus List and Balanced have a capital loss carryforward of $653,420 and $5,846, respectively, which expires in 2007.

DIVIDENDS AND DISTRIBUTIONS -- Each Portfolio, except Balanced, intends to distribute at least annually to shareholders substantially all of its net investment income. Balanced declares and pays quarterly, as dividends to shareholders, substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification. At March 31, 1999, S&P STARS, Small Cap, Focus List and International Equity reclassified within the composition of net assets, net investment losses of $2,293,626, $350,567, $82,665 and $20,982, respectively to paid-in capital. In addition, at March 31, 1999, International Equity reclassified within the composition of net assets, net realized losses from foreign currency transactions of $124,302, to paid-in capital.

FOREIGN WITHHOLDING TAXES -- Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 1999, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, Large Cap and Small Cap, 0.65% of average daily net assets for Focus List and Balanced, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insider Select's average daily net assets. The performance adjustment fee reduced the total advisory fee by $108,270 or 0.24% of the value of Insider's average daily net assets due to underperformance in comparison to the S&P MidCap 400 Index, the Portfolio's benchmark index, effective February 1, 1998, for the fiscal year ended March 31, 1999.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as the International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the International Equity's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the International Equity's total average daily net assets to the extent the International Equity's net assets in excess of $65 million at the relevant month end. During the fiscal year ended March 31, 1999, Marvin & Palmer did not earn a fee since the International Equity's net assets were below $25 million.

For the fiscal year ended March 31, 1999, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $138,000 for each Portfolio. During the fiscal year ended March 31, 1999, PFPC has voluntarily waived a portion of its fee in all Portfolios except S&P STARS.

For the fiscal year ended March 31, 1999, BSAM voluntarily undertook to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Y SHARES
------------------------------  --------------   --------------   --------------   --------------
S&P STARS.....................      1.50%            2.00%            2.00%            1.00%
Insiders Select...............      1.65             2.15             2.15             1.15
Large Cap.....................      1.50             2.00             2.00             1.00
Small Cap.....................      1.50             2.00             2.00             1.00
Focus List....................      1.40             1.90             1.90             0.90
Balanced......................      1.20             1.70             1.70             0.70
International Equity..........      1.75             2.25             2.25             1.25

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 1999, the investment advisory fee waivers and reimbursements of expenses (in order to maintain the voluntary expense limitation) were as follows:

PORTFOLIO                       ADVISORY FEE WAIVERS   EXPENSE REIMBURSEMENTS
------------------------------  --------------------   ----------------------
S&P STARS.....................        $716,763                      --
Insiders Select...............         321,688                $ 42,908
Large Cap.....................         165,850                 157,111
Small Cap.....................         400,694                  28,865
Focus List....................          63,550                 218,241
Balanced......................         101,976                 224,243
International Equity..........         114,148                 157,011

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the fiscal year ended March 31, 1999, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $500,570, $15,902, $1,602, $3,540, $23,472, and $5,688 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List and Balanced, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Portfolios listed below have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:

                                                     CLASS A                       CLASS B                        CLASS C
                                          -----------------------------   --------------------------   -----------------------------
                                          DISTRIBUTION     SHAREHOLDER    DISTRIBUTION   SHAREHOLDER   DISTRIBUTION     SHAREHOLDER
PORTFOLIO                                     PLAN          SERVICING         PLAN        SERVICING        PLAN          SERVICING
----------------------------------------  -------------   -------------   ------------   -----------   -------------   -------------
S&P STARS...............................     0.25%(a)        0.25%(a)        0.75%          0.25%         0.75%(a)        0.25%(a)
Insiders Select.........................     0.25(a)         0.25(a)         0.75           0.25          0.75(a)         0.25(a)
Large Cap...............................     0.25(a)         0.25(a)         0.75           0.25          0.75(a)         0.25(a)
Small Cap...............................     0.25(a)         0.25(a)         0.75           0.25          0.75(a)         0.25(a)
Focus List..............................     0.25            0.25            0.75           0.25          0.75            0.25
Balanced................................     0.25            0.25            0.75           0.25          0.75            0.25
International Equity....................     0.25            0.25            0.75           0.25          0.75            0.25

-------
(a) Prior to February 10, 1999, fees for shareholder servicing were paid through the Distribution Plan.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fee to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers and other financial institutions whose clients hold portfolio shares primarily for shareholder liaison and other account maintenance services.

For the fiscal year ended March 31, 1999, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                        DISTRIBUTION FEES    SHAREHOLDER SERVICING FEES
------------------------------  -------------------   --------------------------
S&P STARS.....................      $1,021,830                 $568,119
Insiders Select...............         211,061                  111,708
Large Cap.....................          74,636                   40,452
Small Cap.....................         185,883                   99,098
Focus List....................          51,462                   24,443
Balanced......................          29,321                   17,595
International Equity..........          54,926                   28,538

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Effective December 24, 1997, the Distributor has increased the reallowance to all authorized dealers on net asset value transfers from 1.00% to 1.25%. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 1999, Bear Stearns has advised each Portfolio that it received the approximate amounts noted below in front-end sales charges resulting from sales of Class A shares (from which Bear Stearns paid such sales charges to dealers who in turn paid commissions to sales persons) and contingent deferred sales charges ("CDSC") upon certain redemptions by Class B and C shareholders, respectively. The amounts were as follows:

                                FRONT-END SALES CHARGES        CDSC             CDSC
PORTFOLIO                           CLASS A SHARES        CLASS B SHARES   CLASS C SHARES
------------------------------  -----------------------   --------------   --------------
S&P STARS.....................        $2,061,054             $68,256          $24,498
Insiders Select...............           389,116              69,780           14,431
Large Cap.....................            86,248               9,006            4,492
Small Cap.....................           165,298              14,163            7,586
Focus List....................           111,817              30,273              656
Balanced......................            43,060               1,463                6
International Equity..........            92,733               6,730              706

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation of investments at March 31, 1999 for each Portfolio were as follows:

                                              GROSS          GROSS            NET
PORTFOLIO                      COST       APPRECIATION   DEPRECIATION    APPRECIATION
-------------------------  -------------  -------------  -------------   -------------
S&P STARS................  $ 301,419,926  $ 120,704,551  $ (12,670,112)  $108,034,439
Insiders Select..........     38,664,138      8,093,128     (1,289,141)     6,803,987
Large Cap................     16,494,839      6,157,467       (811,517)     5,345,950
Small Cap................     53,001,292      9,901,033     (6,126,036)     3,774,997
Focus List...............     10,508,469      4,617,326       (455,509)     4,161,817
Balanced.................     17,036,503      1,671,551       (638,789)     1,032,762
International Equity.....     12,836,373      1,996,524       (188,602)     1,807,922

For the fiscal year ended March 31, 1999, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES       SALES
------------------------------  ------------  ------------
S&P STARS.....................  $322,357,313  $204,943,223
Insiders Select...............    50,254,609    40,811,454
Large Cap.....................     9,129,370     8,083,398
Small Cap.....................    52,248,962    52,009,599
Focus List....................    11,497,703     7,927,577
Balanced......................    13,207,979     6,494,385
International Equity..........    18,638,669    11,920,753

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% during the first year. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At March 31, 1999, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned the following shares including reinvestment of dividends and distributions, if any:

                                                                                                         SHARES OF BENEFICIAL
                                                                                                               INTEREST
                                                                                                      --------------------------
PORTFOLIO                                                                                               CLASS A       CLASS B
----------------------------------------------------------------------------------------------------  ------------  ------------
S&P STARS...........................................................................................         5,436            --
Insiders Select.....................................................................................             1            --
Large Cap...........................................................................................         1,359            --
Small Cap...........................................................................................         1,190            --
Focus List..........................................................................................        41,736        41,737
Balanced............................................................................................        55,557        55,557
International Equity................................................................................       138,890       138,917


PORTFOLIO                                                                                               CLASS C       CLASS Y

----------------------------------------------------------------------------------------------------  ------------  ------------

S&P STARS...........................................................................................         5,438            --

Insiders Select.....................................................................................            --            --

Large Cap...........................................................................................         1,353            --

Small Cap...........................................................................................         1,186            --

Focus List..........................................................................................        41,737            --

Balanced............................................................................................        57,016             1

International Equity................................................................................       138,890            --


Transactions in each Portfolio's share of beneficial interest were as follows:

                                                                                                               INSIDERS
                                                                            S&P STARS                           SELECT
                                                       ---------------------------------------------------  --------------
                                                            SALES         REPURCHASES      REINVESTMENTS        SALES
                                                       ---------------  ---------------  -----------------  --------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...............................................       13,356,673       10,653,471           260,562          822,035
Value................................................  $   285,940,228  $   225,975,249   $     5,518,701   $   14,004,050
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...............................................        2,206,598        1,533,370           632,794          420,704
Value................................................  $    42,537,872  $    29,585,256   $    10,791,624   $    7,036,800
CLASS B*
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...............................................        1,816,976          105,953            42,628          489,490
Value................................................  $    39,716,007  $     2,329,507   $       894,326   $    8,243,946
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...............................................          292,094               --                --          127,400
Value................................................  $     5,301,891               --                --   $    2,149,181
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...............................................        1,500,923          775,235           136,180          258,790
Value................................................  $    32,744,043  $    15,847,614   $     2,855,694   $    4,440,849
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...............................................        1,125,588          680,009           402,739          201,834
Value................................................  $    22,151,823  $    12,920,388   $     6,834,482   $    3,338,014
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...............................................          593,967          324,017            83,772            1,825
Value................................................  $    12,560,434  $     6,838,883   $     1,793,556   $       33,074
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...............................................          849,614          199,060           213,147           32,037
Value................................................  $    15,879,797  $     3,851,571   $     3,653,343   $      542,714


                                                         REPURCHASES      REINVESTMENTS
                                                       ---------------  -----------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...............................................         693,757            79,376
Value................................................   $  11,455,485     $   1,261,278
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...............................................         312,605           167,184
Value................................................   $   5,267,810     $   2,629,805
CLASS B*
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...............................................         140,589            26,712
Value................................................   $   2,267,701     $     418,312
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...............................................              --                --
Value................................................              --                --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...............................................         283,301            40,088
Value................................................   $   4,567,478     $     627,381
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...............................................         254,946            91,147
Value................................................   $   4,287,656     $   1,420,978
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...............................................          22,222             3,166
Value................................................   $     376,628     $      51,132
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...............................................          84,697            16,449
Value................................................   $   1,452,486     $     261,545

---------
* Class B shares commenced its initial public offering for the S&P STARS and Insiders Select on January 5, 1998 and January 6, 1998, respectively.

                                                                              LARGE CAP                        SMALL CAP
                                                          -------------------------------------------------  --------------
                                                              SALES        REPURCHASES      REINVESTMENTS        SALES
                                                          -------------  ---------------  -----------------  --------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................................        236,435         182,475            34,912         1,836,377
Value...................................................  $   4,771,728   $   3,596,602     $     665,076    $   33,847,374
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................................        115,448          50,777            46,162           492,900
Value...................................................  $   2,229,250   $     998,486     $     853,530    $    9,966,068
CLASS B*
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................................         88,188          17,993             6,120           142,362
Value...................................................  $   1,751,063   $     331,830     $     115,353    $    2,826,045
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................................         21,870             264                --            38,387
Value...................................................  $     441,820   $       5,391                --    $      830,356
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................................         72,424          69,436            23,811           174,437
Value...................................................  $   1,462,648   $   1,367,701     $     450,271    $    3,524,703
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................................         64,169          33,086            35,761           270,017
Value...................................................  $   1,249,264   $     611,649     $     656,208    $    5,553,946
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................................         83,237         212,477            20,538           284,559
Value...................................................  $   1,617,045   $   4,241,757     $     391,241    $    5,180,929
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................................        202,742         292,994            83,137           469,788
Value...................................................  $   4,161,371   $   5,403,933     $   1,535,548    $    9,777,246


                                                            REPURCHASES      REINVESTMENTS
                                                          ---------------  -----------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................................       1,923,838            58,402
Value...................................................   $  35,242,367     $   1,063,921
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................................         253,678            70,857
Value...................................................   $   5,138,087     $   1,453,284
CLASS B*
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................................          34,784             7,380
Value...................................................   $     613,558     $     133,000
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................................              --                --
Value...................................................              --                --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................................         351,849            34,901
Value...................................................   $   6,472,733     $     629,311
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................................         191,822            54,988
Value...................................................   $   3,883,351     $   1,121,735
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................................         326,429            61,415
Value...................................................   $   6,124,514     $   1,123,278
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................................         196,994            86,372
Value...................................................   $   4,301,161     $   1,769,732

---------
* Class B shares commenced its initial public offering for the Large Cap and Small Cap on January 28, 1998 and January 21, 1998, respectively.

                                                                               FOCUS LIST*                       BALANCED*
                                                            -------------------------------------------------  -------------
                                                                SALES        REPURCHASES      REINVESTMENTS        SALES
                                                            -------------  ---------------  -----------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................................        273,095         134,732             508            203,116
Value.....................................................  $   3,857,601   $   1,822,606       $   7,297      $   2,584,096
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares....................................................        261,602          22,694              --            297,413
Value.....................................................  $   3,226,172   $     275,794              --      $   3,630,397
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................................        166,081          86,025             371             58,838
Value.....................................................  $   2,369,877   $   1,237,419       $   5,300      $     751,354
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares....................................................        179,256              --              --             80,740
Value.....................................................  $   2,256,277              --              --      $     977,533
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................................         76,706          10,820             289             15,231
Value.....................................................  $   1,073,707   $     148,531       $   4,135      $     196,638
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares....................................................        126,077              --              --             66,284
Value.....................................................  $   1,564,204              --              --      $     800,467
CLASS Y**
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................................             --              --              --            394,174
Value.....................................................             --              --              --      $   5,166,631
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares....................................................             --              --              --            451,987
Value.....................................................             --              --              --      $   5,546,038


                                                              REPURCHASES      REINVESTMENTS
                                                            ---------------  -----------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................................         162,878            4,677
Value.....................................................   $   2,121,980      $    59,462
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares....................................................             167              577
Value.....................................................   $       1,965      $     7,404
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................................           2,483            1,358
Value.....................................................   $      31,916      $    17,255
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares....................................................              --               53
Value.....................................................              --      $       682
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................................              49            1,718
Value.....................................................   $         640      $    21,785
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares....................................................              --              142
Value.....................................................              --      $     1,819
CLASS Y**
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................................          53,105           10,358
Value.....................................................   $     681,591      $   132,059
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares....................................................          13,445              536
Value.....................................................   $     164,940      $     6,880

                                                                                                           INTERNATIONAL
                                                                                                              EQUITY*
                                                                                                           -------------
                                                                                                               SALES
                                                                                                           -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...................................................................................................        436,615
Value....................................................................................................  $   6,455,599
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................................................................................        273,821
Value....................................................................................................  $   3,433,979
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...................................................................................................         69,803
Value....................................................................................................  $   1,039,099
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................................................................................        155,378
Value....................................................................................................  $   1,882,062
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...................................................................................................         46,356
Value....................................................................................................  $     686,227
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................................................................................        160,283
Value....................................................................................................  $   1,949,056


                                                                                                             REPURCHASES
                                                                                                           ---------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...................................................................................................         162,043
Value....................................................................................................   $   2,355,819
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................................................................................             291
Value....................................................................................................   $       3,918
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...................................................................................................          15,483
Value....................................................................................................   $     212,361
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................................................................................              --
Value....................................................................................................              --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...................................................................................................           9,943
Value....................................................................................................   $     148,100
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................................................................................           2,269
Value....................................................................................................   $      30,522


                                                                                                              REINVESTMENTS

                                                                                                           -------------------

CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...................................................................................................              46

Value....................................................................................................       $     660

FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................................................................................              --

Value....................................................................................................              --

CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...................................................................................................              36

Value....................................................................................................       $     527

FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................................................................................              --

Value....................................................................................................              --

CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares...................................................................................................               8

Value....................................................................................................       $     110

FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................................................................................              --

Value....................................................................................................              --


---------
 * Commenced operations on December 29, 1997.
** Commenced its initial public offering on January 6, 1998.

RESTRICTED SECURITIES

Certain of the Small Cap Portfolio's investments are restricted as to resale and are valued at the direction of the Portfolio's Board of Trustees in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares or notes held, the acquisition dates, aggregate costs, fair value as of March 31, 1999, per share value of the securities and percentage of net assets which the security comprises.

                                                                        NUMBER      ACQUISITION                    FAIR VALUE AT
COMMON STOCK                                                           OF SHARES        DATE           COST        MARCH 31, 1999
--------------------------------------------------------------------  -----------  --------------  -------------  ----------------
Meicom Computers & Communications, Ltd..............................       9,506        07/07/98   $         665   $          665


                                                                       PRINCIPAL
                                                                        AMOUNT      ACQUISITION                    FAIR VALUE AT
CORPORATE NOTES                                                         (000'S)        DATES           COST        MARCH 31, 1999
--------------------------------------------------------------------  -----------  --------------  -------------  ----------------
Meicom Computers & Communications, Ltd..............................        $233        07/07/98   $     233,000  $       233,000
Meicom Computers & Communications, Ltd..............................         233        10/26/98         233,000          233,000

                                                                         VALUE        PERCENTAGE OF
COMMON STOCK                                                           PER SHARE       NET ASSETS
--------------------------------------------------------------------  ------------  -----------------
Meicom Computers & Communications, Ltd..............................   $     0.07              0.00%

                                                                         VALUE        PERCENTAGE OF
CORPORATE NOTES                                                         PER NOTE       NET ASSETS
--------------------------------------------------------------------  ------------  -----------------
Meicom Computers & Communications, Ltd..............................  $      1.00              0.415 %
Meicom Computers & Communications, Ltd..............................         1.00              0.415

CREDIT AGREEMENT

The Fund, on behalf of the Portfolios, has entered into a credit agreement with BankBoston, N.A. Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, is also a party to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of each Portfolio. At no time shall the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 331/3% of the value of such Portfolio's assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of its net assets. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by BankBoston, N.A.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement during the fiscal year ended March 31, 1999, were as follows:

                                                                                                       MAXIMUM LOAN AMOUNTS
PORTFOLIO                                                                 AVERAGE LOAN BALANCE             OUTSTANDING
---------------------------------------------------------------------  --------------------------  ----------------------------
S&P STARS............................................................        $      957,676             $       11,000,000
Insiders Select......................................................                 2,555                        259,300
Large Cap............................................................                15,368                        623,400
Small Cap............................................................                34,164                      1,377,300
Focus List...........................................................                 5,685                        641,700
Balanced.............................................................                   137                         50,000
International Equity.................................................                 1,314                        203,000


PORTFOLIO                                                                 AVERAGE INTEREST RATE
---------------------------------------------------------------------  ---------------------------
S&P STARS............................................................                6.55%
Insiders Select......................................................                8.58
Large Cap............................................................                6.47
Small Cap............................................................                6.65
Focus List...........................................................                6.90
Balanced.............................................................                8.62
International Equity.................................................                6.92

The Portfolios had no amounts outstanding under the line of credit agreement at March 31, 1999 (except for International Equity Portfolio which had $76,700 outstanding under the line of credit agreement).

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
S&P STARS Portfolio
The Insiders Select Fund
Large Cap Value Portfolio
Small Cap Value Portfolio
Focus List Portfolio
Balanced Portfolio
International Equity Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio (collectively, the "Portfolios") as of March 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio as of March 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
May 14, 1999

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                   SHAREHOLDER TAX INFORMATION - (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 1999) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 1999, the following dividends and distributions per share were paid by each of the Portfolios:

                                                                                                              INTERNATIONAL
                                  S&P STARS    THE INSIDERS      LARGE CAP        SMALL CAP     FOCUS LIST       EQUITY
                                  PORTFOLIO     SELECT FUND   VALUE PORTFOLIO  VALUE PORTFOLIO   PORTFOLIO      PORTFOLIO
                                -------------  -------------  ---------------  ---------------  -----------  ---------------
Payment Date:                     12/23/98       12/23/98        12/23/98         12/23/98       12/23/98       12/23/98
Net Investment Income:
Class A                                  --             --       $  0.1086               --             --      $  0.0028
Class B                                  --             --          0.0697               --             --         0.0028
Class C                                  --             --          0.0131               --             --         0.0028
Class Y                                  --             --          0.2001               --             --             --

Short-Term Capital Gains:
Class A                                  --      $  0.1274       $  0.2629        $  0.5200      $  0.0237             --
Class B                                  --         0.1274          0.2629           0.5200         0.0237             --
Class C                                  --         0.1274          0.2629           0.5200         0.0237             --
Class Y                                  --         0.1274          0.2629           0.5200             --             --

Long-Term Capital Gains:
Class A                           $  0.9231      $  0.7247       $  1.4196        $  0.4226             --             --
Calss B                              0.9231         0.7247          1.4196           0.4226             --             --
Class C                              0.9231         0.7247          1.4196           0.4226             --             --
Class Y                              0.9231         0.7247          1.4196           0.4226             --             --


                                                      BALANCED PORTFOLIO
                                --------------------------------------------------------------
Payment Date:                     06/23/98       09/22/98        12/22/98          3/22/99
Net Investment Income:
Class A                           $  0.0700      $  0.0850       $  0.1100        $  0.0600
Class B                              0.0650         0.0800          0.0900           0.0550
Class C                              0.0650         0.0800          0.0900           0.0550
Class Y                              0.0800         0.0900          0.1200           0.0700
Short-Term Capital Gains:
Class A                                  --             --       $  0.0100               --
Class B                                  --             --          0.0100               --
Class C                                  --             --          0.0100               --
Class Y                                  --             --          0.0100               --

Ordinary income dividends, which include short-term capital gain distributions, should be reported as dividend income on Form 1040. Dividends from net investment income are taxable as ordinary income, as are short-term capital gain distributions.

INCOME PERCENTAGES BY SECURITY TYPE FOR FISCAL YEAR ENDED MARCH 31, 1999:

Per share distributions from net investment income for the Balanced Portfolio (referenced above) were derived from the following security types:

Corporate Obligations                               32.83%
Fannie Mae                                          13.98
Freddie Mac                                         10.40
Government National Mortgage
 Association                                        18.71
U.S. Treasury Obligations                           24.08
                                                   ------
    Total                                          100.00%
                                                   ------
                                                   ------

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.